--------------------------------------------------------------------------------

Scudder Variable Series II

formerly Kemper Variable Series


o  SVS Dreman Financial Services Portfolio








Prospectus

May 1, 2001



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works                      Your Investment in the Portfolio

3  SVS Dreman Financial Services Portfolio   8  Buying and Selling Shares

3  Other Policies and Risks                  8  How the Portfolio Calculates
                                                Share Price
6  Investment Advisor
                                             9  Distributions
7  Portfolio Subadvisor
                                             9  Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own goal and strategy.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS Dreman Financial Services Portfolio

formerly KVS Dreman Financial Services Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

The portfolio normally invests at least 65% of total assets in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 35% of total assets in investment-grade debt securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform, and in this case, financial services stocks. When stock prices decline, you should expect the value of your investment to decline as well. The fact that the portfolio focuses on a single sector increases this risk, because factors affecting that sector could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given stock than a diversified fund, factors affecting that stock could affect the portfolio's performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  value stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

                  3 | SVS Dreman Financial Services Portfolio

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

      1999       2000
--------------------------
     -5.05       27.04
--------------------------

2001 Total Return as of March 31: -6.73%
Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -13.07%, Q3 1999


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/4/98
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                              27.04                        6.42

Index 1                                26.08                       9.66*

Index 2                                -9.09                       8.04*
--------------------------------------------------------------------------------

Index 1: S&P Financial Index, a capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1998

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio manager is David N. Dreman, founder and chairman of Dreman Value Management L.L.C., the portfolio's subadvisor. Widely regarded as a leading proponent of value-style investment management, Mr. Dreman began his investment career in 1957 and has managed the portfolio since its inception.


                  4 | SVS Dreman Financial Services Portfolio

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

SVS Dreman Financial Services Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                       2000      1999     1998(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $.924    $.978    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                                                 .019(b)  .018(b)      .004
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                              .227   (.067)    (.026)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                .246   (.049)    (.022)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                                         (.015)   (.005)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                 (.002)       --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           (.017)   (.005)    (.022)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $1.153    $.924     $.978
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                               27.04   (5.05)   (2.20)**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                            66       27        16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .91     1.04     1.73*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .89      .99      .99*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                       2.01     1.75     1.29*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       13       13        6*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized



                   5 | SVS Dreman Financial Services Portfolio

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change the portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolio's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio, for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:



Portfolio Name                               Fee Paid
--------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio      0.75%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses of the portfolio are capped, as a percentage of the portfolio's average daily net assets, until April 30, 2002:

Portfolio Name                               Expense Rate
--------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio      0.99%
--------------------------------------------------------------------------------



Portfolio Subadvisor

Subadvisor for SVS Dreman Financial Services Portfolio

Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey, is the subadvisor to SVS Dreman Financial Services Portfolio and receives a fee for its services from Zurich Scudder Investments, Inc. Founded in 1977, Dreman Value Management L.L.C. manages over $7 billion in assets. Zurich Scudder Investments, Inc. pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to SVS Dreman Financial Services Portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolio


The information in this section may affect anyone who selects this portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the insurance companies that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:


        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

formerly Kemper Variable Series


o Scudder Government Securities Portfolio







Prospectus

May 1, 2001




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works                         Your Investment in the Portfolio

3     Scudder Government Securities Portfolio   7   Buying and Selling Shares

6     Other Policies and Risks                  7   How the Portfolio Calculates
                                                    Share Price
6     Investment Advisor
                                                8   Distributions

                                                8   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own goal and strategy.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.


                  3 | Scudder Government Securities Portfolio

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------


Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998


                  4 | Scudder Government Securities Portfolio

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.


                  5 | Scudder Government Securities Portfolio

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change the portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

The portfolio's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio, for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                         Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                0.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolio


The information in this section may affect anyone who selects this portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the insurance companies that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:


        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

formerly Kemper Variable Series



o Scudder Technology Growth Portfolio





Prospectus

May 1, 2001





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works               Your Investment in the Portfolio

3 Scudder Technology Growth Portfolio 7 Buying and Selling Shares

6 Other Policies and Risks            7 How the Portfolio Calculates Share Price

6 Investment Advisor                  8 Distributions

                                      8 Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own goal and strategy.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. It's share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Technology Growth Portfolio

formerly Kemper Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio normally invests at least 65% of total assets in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.


                    3 | Scudder Technology Growth Portfolio

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the returns for the portfolio's first complete calendar year. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31/2000

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

----------------
       2000
----------------
      -21.57

2001 Total Return as of March 31: -27.70%
Best Quarter: 20.18%, Q1 2000                   Worst Quarter: -32.73%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/99
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                              -21.57                       22.15

Index 1                                -35.35                      19.15*

Index 2                                -22.42                      -1.81*
--------------------------------------------------------------------------------

Index 1: Hambrecht & Quist Technology Index, a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

*  Since 4/30/1999

In the table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Robert L. Horton                          Blair Treisman
Lead Portfolio Manager                     o Began investment career in 1993
  o Began investment career in 1993        o Joined the advisor in 1999
  o Joined the advisor in 1993             o Joined the portfolio team in 2000
  o Joined the portfolio team in 1999


                    4 | Scudder Technology Growth Portfolio

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Technology Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                                2000    1999(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                    $1.777    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss) (b)                                                                          .004      .005
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                      (.384)      .772
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                        (.380)      .777
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net realized gains on investment transactions                                                           (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                          $1.387    $1.777
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                       (21.57)   77.70**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                     270        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                            .82     1.19*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                             .82      .94*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                  .21      .60*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                107       34*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized


                    5 | Scudder Technology Growth Portfolio

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change the portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.


Investment Advisor

The portfolio's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from the portfolio. Below are the actual rates paid by the portfolio, for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                          0.75%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses of the portfolio are capped, as a percentage of the portfolio's average daily net assets, until April 30, 2002:

Portfolio Name                                            Expense Rate
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                       0.95%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolio


The information in this section may affect anyone who selects this portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the insurance companies that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:


        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income, if any, annually. The portfolio may make additional distributions if necessary. All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

formerly Kemper Variable Series


o  Scudder Government Securities Portfolio

o  Scudder Small Cap Growth Portfolio



Prospectus

May 1, 2001





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work                      Your Investment in the Portfolios

3  Scudder Government Securities Portfolio   10  Buying and Selling Shares

6  Scudder Small Cap Growth Portfolio        10  How the Portfolios Calculate
                                                 Share Price
9  Other Policies and Risks
                                             11  Distributions
9  Investment Advisor
                                             11  Taxes



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.


                  3 | Scudder Government Securities Portfolio

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------

Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998


                  4 | Scudder Government Securities Portfolio

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.


                  5 | Scudder Government Securities Portfolio

Scudder Small Cap Growth Portfolio

formerly Kemper Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.



                     6 | Scudder Small Cap Growth Portfolio

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------
       1995       1996       1997        1998       1999       2000
------------------------------------------------------------------------
      30.07      28.04       34.20      18.37      34.56      -10.71

2001 Total Return as of March 31: -28.66%
Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -25.36%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 5/2/94
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                    -10.71           19.57                19.65

Index 1                      -22.43            7.14                9.92*

Index 2                       -3.02           10.31               11.80*

Index 3                       -9.09           18.31               19.70*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1994

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Jesus A. Cabrera
Lead Portfolio Manager
  o Began investment career in 1984
  o Joined the advisor in 1999
  o Joined the portfolio team in 1999



                     7 | Scudder Small Cap Growth Portfolio

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $2.654    $1.971     $1.969    $1.677    $1.346
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.009)(a) (.006)(a)       --      .004      .002
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.201)      .689       .342      .488      .369
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.210)      .683       .342      .492      .371
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --         --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.280)        --     (.340)    (.190)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.280)        --     (.340)    (.200)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $2.164    $2.654     $1.971    $1.969    $1.677
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (10.71)     34.56      18.37     34.20     28.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      301       264        208       137        69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.34)     (.30)      (.01)       .20       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 124       208        276       330       156
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.



                     8 | Scudder Small Cap Growth Portfolio

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.


Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio that has been operating at least one year for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                               Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio      0.55%

Scudder Small Cap Growth Portfolio           0.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II

formerly Kemper Variable Series



o  Scudder Growth Portfolio






Prospectus

May 1, 2001





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works           Your Investment in the Portfolio

3   Scudder Growth Portfolio      7   Buying and Selling Shares

6   Other Policies and Risks      7   How the Portfolio Calculates Share Price

6   Investment Advisor            8   Distributions

                                  8   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own goal and strategy.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. It's share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Growth Portfolio

formerly Kemper Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). As of December 31, 2000, companies in which the portfolio invests have a median market capitalization of approximately $50 billion.

In choosing stocks, the portfolio manager looks for individual companies that have strong product lines, effective management and leadership positions within core markets. The manager also analyzes each company's valuation, stock price movements and other factors.

Based on the above analysis, the manager classifies stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The manager intends to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the manager believes its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.


                          3 | Scudder Growth Portfolio

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   59.46        3.58      14.62       -4.62      32.97      21.63       21.34      15.10      37.12      -19.06

2001 Total Return as of March 31: -21.27%
Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -19.06                13.52                16.37

Index 1                      -22.42                18.15                17.33

Index 2                       -9.09                18.31                17.45
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.



                          4 | Scudder Growth Portfolio

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Valerie F. Malter
Lead Portfolio Manager
  o Began investment career in 1985
  o Joined the advisor in 1995
  o Joined the portfolio team in 1999


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $4.054    $2.957     $3.001    $3.371    $3.262
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.001)(a) (.001)(a)     .007      .012      .030
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.681)     1.098       .459      .448      .589
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.682)     1.097       .466      .460      .619
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --     (.010)    (.020)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.360)        --     (.500)    (.810)    (.470)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.360)        --     (.510)    (.830)    (.510)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $3.012    $4.054     $2.957    $3.001    $3.371
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (19.06)     37.12      15.10     21.34     21.63
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      583       738        629       563       487
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.03)     (.04)        .28       .42        94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  65        87        109       170       175
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.


                          5 | Scudder Growth Portfolio

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change the portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.


Investment Advisor

The portfolio's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio, for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:

Portfolio Name                               Fee Paid
--------------------------------------------------------------------------------
Scudder Growth Portfolio                     0.60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolio


The information in this section may affect anyone who selects this portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the insurance companies that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:


        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

                                   This page
                                 intentionally
                                   left blank
                           (not part of prospectus).

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov


                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series II

formerly Kemper Variable Series

o Scudder Small Cap Growth Portfolio





Prospectus

May 1, 2001






This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



How the Portfolio Works                         Your Investment in the Portfolio

  3   Scudder Small Cap Growth Portfolio        7   Buying and Selling Shares

  6   Other Policies and Risks                  7   How the Portfolio Calculates
                                                    Share Price
  6   Investment Advisor                        8   Distributions

                                                8   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own goal and strategy.

Remember that the portfolio is not a bank deposits. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Small Cap Growth Portfolio

formerly Kemper Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.



                     3 | Scudder Small Cap Growth Portfolio

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------
       1995       1996       1997        1998       1999       2000
------------------------------------------------------------------------
      30.07      28.04       34.20      18.37      34.56      -10.71

2001 Total Return as of March 31: -28.66%
Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -25.36%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 5/2/94
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                    -10.71           19.57                19.65

Index 1                      -22.43            7.14                 9.92*

Index 2                       -3.02           10.31                11.80*

Index 3                       -9.09           18.31                19.70*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1994

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Jesus A. Cabrera
Lead Portfolio Manager
  o Began investment career in 1984
  o Joined the advisor in 1999
  o Joined the portfolio team in 1999



                      4 | Scudder Small Cap Growth Portfolio

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $2.654    $1.971     $1.969    $1.677    $1.346
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             (.009)(a)  (.006)(a)     --      .004      .002
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.201)      .689       .342      .488      .369
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.210)      .683       .342      .492      .371
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --         --     (.010)     --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.280)        --      (.340)    (.190)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.280)        --      (.340)    (.200)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $2.164     $2.654     $1.971    $1.969    $1.677
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       (10.71)     34.56      18.37     34.20     28.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 301        264        208       137        69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .72        .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .72        .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.34)       (.30)      (.01)      .20       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            124        208        276       330       156
---------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.



                      5 | Scudder Small Cap Growth Portfolio

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change the portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolio's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio, for the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                            0.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Your Investment in the Portfolio

The information in this section may affect anyone who selects this portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the insurance companies that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees. The portfolio is open for business each day the New York Stock Exchange is open.

The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                 TOTAL ASSETS - TOTAL LIABILITIES
                 ------------------------------------ =  NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov


                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II



formerly Kemper Variable Series



o  Scudder High Yield Portfolio




Prospectus

May 1, 2001




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolio Works                                     Your Investment in the Portfolio

  3   Scudder High Yield Portfolio                            7   Buying and Selling Shares

  6   Other Policies and Risks                                7   How the Portfolios Calculate Share Price

  6   Investment Advisor                                      8   Distributions

                                                              8   Taxes



How the Portfolio Work

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own goal and strategy.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. It's share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder High Yield Portfolio

formerly Kemper High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   51.82       17.75      19.99       -2.24      17.40      14.06       11.61       1.45       2.15       -8.68

2001 Total Return as of March 31: 4.75%
Best Quarter: 26.74%, Q1 1991                   Worst Quarter: -6.66%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -8.68                 3.80                11.49

Index 1                       2.86                 7.42                13.81

Index 2                       6.32                 N/A*                 N/A*
--------------------------------------------------------------------------------

Index 1: Salomon Brothers Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: The DLJ High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield market. The index includes $302 billion in tradable securities.

* The index was not in existence at this time.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Harry E. Resis, Jr.                       Daniel J. Doyle
Lead Portfolio Manager                     o Began investment career in 1984
  o Began investment career in 1968        o Joined the advisor in 1986
  o Joined the advisor in 1988             o Joined the portfolio team in 1999
  o Joined the portfolio team in 1992

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder High Yield Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.146    $1.227    $1.296    $1.281    $1.259
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .114(a)   .122(a)      .106      .116      .120
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.204)    (.093)    (.085)      .019      .042
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.090)      .029      .021      .135      .162
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $.916    $1.146    $1.227    $1.296    $1.281
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (8.68)      2.15      1.45     11.61     14.06
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       309       396       442       391       289
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  11.23     10.40      9.36      9.20      9.70
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   54        42        74        90        98
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change the portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolio's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by the portfolio that for the the 12 months through the most recent fiscal year end, as a percentage of the portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder High Yield Portfolio                                  0.60%
--------------------------------------------------------------------------------

Your Investment in the Portfolio


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

The share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II

formerly Kemper Variable Series



o Scudder Government Securities Portfolio                       o  Scudder Money Market Portfolio

o Scudder Growth Portfolio                                      o  Scudder Small Cap Growth Portfolio

o Scudder High Yield Portfolio                                  o  Scudder Total Return Portfolio

o  Scudder International Research Portfolio









Prospectus

May 1, 2001





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                                                  Your Investment in the Portfolios

  3   Scudder Government                      18   Scudder Small Cap Growth               26   Buying and Selling Shares
      Securities Portfolio                         Portfolio
                                                                                          26   How the Portfolios Calculate
  6   Scudder Growth Portfolio                21   Scudder Total Return Portfolio              Share Price

  9   Scudder High Yield Portfolio            24   Other Policies and Risks               27   Distributions

 12   Scudder International Research          25   Investment Advisor                     27   Taxes
      Portfolio
                                              25   Portfolio Subadvisors
 15   Scudder Money Market
      Portfolio


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------


Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Growth Portfolio

formerly Kemper Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). As of December 31, 2000, companies in which the portfolio invests have a median market capitalization of approximately $50 billion.

In choosing stocks, the portfolio manager looks for individual companies that have strong product lines, effective management and leadership positions within core markets. The manager also analyzes each company's valuation, stock price movements and other factors.

Based on the above analysis, the manager classifies stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The manager intends to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the manager believes its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   59.46        3.58      14.62       -4.62      32.97      21.63       21.34      15.10      37.12      -19.06

2001 Total Return as of March 31: -21.27%
Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -19.06                13.52                16.37

Index 1                      -22.42                18.15                17.33

Index 2                       -9.09                18.31                17.45
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Valerie F. Malter
Lead Portfolio Manager
  o Began investment career in 1985
  o Joined the advisor in 1995
  o Joined the portfolio team in 1999


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $4.054    $2.957     $3.001    $3.371    $3.262
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.001)(a) (.001)(a)     .007      .012      .030
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.681)     1.098       .459      .448      .589
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.682)     1.097       .466      .460      .619
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --     (.010)    (.020)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.360)        --     (.500)    (.810)    (.470)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.360)        --     (.510)    (.830)    (.510)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $3.012    $4.054     $2.957    $3.001    $3.371
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (19.06)     37.12      15.10     21.34     21.63
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      583       738        629       563       487
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.03)     (.04)        .28       .42        94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  65        87        109       170       175
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder High Yield Portfolio

formerly Kemper High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   51.82       17.75      19.99       -2.24      17.40      14.06       11.61       1.45       2.15       -8.68

2001 Total Return as of March 31: 4.75%
Best Quarter: 26.74%, Q1 1991                   Worst Quarter: -6.66%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -8.68                 3.80                11.49

Index 1                       2.86                 7.42                13.81

Index 2                       6.32                 N/A*                 N/A*
--------------------------------------------------------------------------------

Index 1: Salomon Brothers Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: The DLJ High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield market. The index includes $302 billion in tradable securities.

* The index was not in existence at this time.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Harry E. Resis, Jr.                       Daniel J. Doyle
Lead Portfolio Manager                     o Began investment career in 1984
  o Began investment career in 1968        o Joined the advisor in 1986
  o Joined the advisor in 1988             o Joined the portfolio team in 1999
  o Joined the portfolio team in 1992

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder High Yield Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.146    $1.227    $1.296    $1.281    $1.259
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .114(a)   .122(a)      .106      .116      .120
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.204)    (.093)    (.085)      .019      .042
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.090)      .029      .021      .135      .162
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $.916    $1.146    $1.227    $1.296    $1.281
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (8.68)      2.15      1.45     11.61     14.06
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       309       396       442       391       289
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  11.23     10.40      9.36      9.20      9.70
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   54        42        74        90        98
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder International Research Portfolio

formerly Kemper International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

The portfolio normally invests at least 65% of total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have a market capitalization of $1 billion or more). The portfolio expects that its regional investment allocations will remain roughly similar to that of the Morgan Stanley Capital International Europe, Austral-Asia, Far East plus Emerging Markets Free Index (MSCI EAFE + EMF Index). As of the date of this prospectus, most of the issuers included in this index are located in developed markets.

The portfolio invests in securities based on the top research recommendations of the investment advisor's industry research analysts and other investment specialists. The portfolio managers use bottom-up research to identify stocks, looking for individual companies that have strong balance sheets and effective management, among other factors. These may be companies that appear to offer the potential for sustainable above-average growth of earnings or revenues as well as companies whose stock prices appear low in light of other measures of worth, such as price-to-earnings ratios.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 35% of total assets in investment-grade debt securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------
   1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------
  32.79       -3.59      12.83      16.49       9.46       10.02      45.71      -20.49

2001 Total Return as of March 31: -17.01%
Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 1/6/92
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                  -20.49           10.20                 9.89

Index 1                    -14.70            7.13                7.82*

Index 2                      3.39            2.54                7.56*
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Index 2: MSCI EAFE + EMF Index, a generally accepted benchmark for performance of major overseas markets, plus emerging markets.**

*  Since 12/31/1991

** The portfolio seeks long-term capital appreciation though investment mainly in common stocks of large foreign companies. In light of this, the portfolio's investment advisor believes that is more appropriate to measure the portfolio's performance against the MSCI EAFE + EMF Index than against the EAFE Index.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Elizabeth J. Allan                        Andreas Waldburg-Wolfegg
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
  o Began investment career in 1982          o Began investment career in 1993
  o Joined the advisor in 1987               o Joined the advisor in 1997
  o Joined the fund team in 2001             o Joined the fund team in 2001

Terrence Gray
Co-Lead Portfolio Manager
  o Began investment career in 1993
  o Joined the advisor in 1993
  o Joined the fund team in 2001


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

Scudder International Research Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2000      1999      1998      1997     1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $2.145    $1.700    $1.615    $1.564    $1.371
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                              .008(a)   .007(a)      .017      .011      .011
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions         (.390)      .673      .148      .130      .212
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (.382)      .680      .165      .141      .223
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                          --    (.020)    (.020)    (.020)    (.020)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                              (.290)    (.215)    (.060)    (.070)    (.010)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.290)    (.235)    (.080)    (.090)    (.030)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.473    $2.145    $1.700    $1.615    $1.564
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (20.49)     45.71     10.02      9.46     16.49
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        179       252       213       200       163
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .84       .94       .93       .91       .96
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .84       .94       .93       .91       .96
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .47       .40       .96       .71       .89
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    87       136        90        79        87
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Money Market Portfolio

formerly Kemper Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in obligations of U.S. banks and domestic branches of foreign banks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
    5.90        3.43       2.85       3.95        5.66       5.03       5.25        5.15       4.84       6.10

2001 Total Return as of March 31: 1.36%
Best Quarter: 1.73%, Q1 1991                    Worst Quarter: 0.69%, Q2 1993


Average Annual Total Returns (%) as of 12/31/2000

                     1 Year        5 Years        10 Years
---------------------------------------------------------------
Portfolio             6.10           5.27           4.81
---------------------------------------------------------------

7-day yield as of December 31, 2000: 6.14%

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Frank Rachwalski, Jr.                     Jerri I. Cohen
Lead Portfolio Manager                     o Began investment career in 1981
  o Began investment career in 1973        o Joined the advisor in 1992
  o Joined the advisor in 1973             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1984

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

Net investment income                                                       .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.10      4.84      5.15      5.25      5.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       279       231       152       100        71
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   5.94      4.77      5.02      5.14      4.90
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

formerly Kemper Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------
       1995       1996       1997        1998       1999       2000
------------------------------------------------------------------------
      30.07      28.04       34.20      18.37      34.56      -10.71

2001 Total Return as of March 31: -28.66%
Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -25.36%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 5/2/94
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                    -10.71           19.57                19.65

Index 1                      -22.43            7.14                9.92*

Index 2                       -3.02           10.31               11.80*

Index 3                       -9.09           18.31               19.70*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1994

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Jesus A. Cabrera
Lead Portfolio Manager
  o Began investment career in 1984
  o Joined the advisor in 1999
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $2.654    $1.971     $1.969    $1.677    $1.346
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.009)(a) (.006)(a)       --      .004      .002
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.201)      .689       .342      .488      .369
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.210)      .683       .342      .492      .371
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --         --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.280)        --     (.340)    (.190)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.280)        --     (.340)    (.200)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $2.164    $2.654     $1.971    $1.969    $1.677
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (10.71)     34.56      18.37     34.20     28.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      301       264        208       137        69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.34)     (.30)      (.01)       .20       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 124       208        276       330       156
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Total Return Portfolio

formerly Kemper Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  growth stocks may be out of favor for certain periods

o  a bond could decline in credit quality or go into default

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   37.88        1.69      12.11       -9.49      25.97      16.76       19.96      15.14      14.81       -2.63

2001 Total Return as of March 31: -6.25%
Best Quarter: 14.92%, Q1 1991                   Worst Quarter: -6.91%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                     -2.63                12.51                12.45

Index 1                       -9.09                18.31                17.45

Index 2                       11.85                 6.24                 8.00

Index 3                      -22.42                18.15                17.33
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Gary A. Langbaum                           Tracy McCormick
Lead Portfolio Manager                      o Began investment career in 1980
  o Began investment career in 1970         o Joined the advisor in 1994
  o Joined the advisor in 1988              o Joined the portfolio team in 1998
  o Joined the portfolio team in 1995

Robert S. Cessine
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Total Return Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $2.882    $2.735    $2.822    $2.815    $2.579
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .074(a)   .084(a)      .086      .090      .084
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.140)      .303      .317      .377      .322
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.066)      .387      .403      .467      .406
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.090)    (.090)    (.090)    (.090)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.135)    (.150)    (.400)    (.370)    (.080)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.225)    (.240)    (.490)    (.460)    (.170)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $2.591    $2.882    $2.735    $2.822    $2.815
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (2.63)     14.81     15.14     19.96     16.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       851       952       865       787       697
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.75      3.12      3.33      3.32      3.21
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  107        80        81       122        90
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                       0.55%

Scudder Growth Portfolio                                      0.60%

Scudder High Yield Portfolio                                  0.60%

Scudder International Research Portfolio                      0.75%

Scudder Money Market Portfolio                                0.50%

Scudder Small Cap Growth Portfolio                            0.65%

Scudder Total Return Portfolio                                0.55%
--------------------------------------------------------------------------------


Portfolio Subadvisor

Subadvisor for Scudder International Research Portfolio

Scudder Investments (U.K.) Limited, 1 South Place, London,
U.K., an affiliate of Zurich Scudder Investments, Inc., is the subadvisor to Scudder International Research Portfolio with respect to the portfolios' foreign securities investments. Scudder Investments (U.K.) Limited has served as subadvisor for mutual funds since December 1996, and investment advisor for certain institutional accounts since
August 1998. Zurich Scudder Investments, Inc. pays a fee to
Scudder Investments (U.K.) Limited for acting as subadvisor to Scudder International Research Portfolio.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily. All other portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II



formerly Kemper Variable Series



o Scudder Government Securities Portfolio                       o  Scudder Money Market Portfolio

o Scudder Growth Portfolio                                      o  Scudder Small Cap Growth Portfolio

o Scudder High Yield Portfolio                                  o  Scudder Technology Growth Portfolio

o Scudder Investment Grade Bond Portfolio                       o  Scudder Total Return Portfolio




Prospectus

May 1, 2001





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                                                  Your Investment in the Portfolios

  3   Scudder Government                      27   Other Policies and Risks               28   Buying and Selling Shares
      Securities Portfolio
                                              27   Investment Advisor                     28   How the Portfolios Calculate
  6   Scudder Growth Portfolio                                                                 Share Price

  9   Scudder High Yield Portfolio                                                        29   Distributions

 12   Scudder Investment Grade                                                            29   Taxes
      Bond Portfolio

 15   Scudder Money Market
      Portfolio

 18   Scudder Small Cap Growth
      Portfolio

 21   Scudder Technology Growth
      Portfolio

 24   Scudder Total Return Portfolio


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------


Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Growth Portfolio

formerly Kemper Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). As of December 31, 2000, companies in which the portfolio invests have a median market capitalization of approximately $50 billion.

In choosing stocks, the portfolio manager looks for individual companies that have strong product lines, effective management and leadership positions within core markets. The manager also analyzes each company's valuation, stock price movements and other factors.

Based on the above analysis, the manager classifies stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The manager intends to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the manager believes its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   59.46        3.58      14.62       -4.62      32.97      21.63       21.34      15.10      37.12      -19.06

2001 Total Return as of March 31: -21.27%
Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -19.06                13.52                16.37

Index 1                      -22.42                18.15                17.33

Index 2                       -9.09                18.31                17.45
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Valerie F. Malter
Lead Portfolio Manager
  o Began investment career in 1985
  o Joined the advisor in 1995
  o Joined the portfolio team in 1999


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $4.054    $2.957     $3.001    $3.371    $3.262
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.001)(a) (.001)(a)     .007      .012      .030
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.681)     1.098       .459      .448      .589
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.682)     1.097       .466      .460      .619
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --     (.010)    (.020)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.360)        --     (.500)    (.810)    (.470)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.360)        --     (.510)    (.830)    (.510)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $3.012    $4.054     $2.957    $3.001    $3.371
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (19.06)     37.12      15.10     21.34     21.63
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      583       738        629       563       487
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.03)     (.04)        .28       .42        94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  65        87        109       170       175
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder High Yield Portfolio

formerly Kemper High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   51.82       17.75      19.99       -2.24      17.40      14.06       11.61       1.45       2.15       -8.68

2001 Total Return as of March 31: 4.75%
Best Quarter: 26.74%, Q1 1991                   Worst Quarter: -6.66%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -8.68                 3.80                11.49

Index 1                       2.86                 7.42                13.81

Index 2                       6.32                 N/A*                 N/A*
--------------------------------------------------------------------------------

Index 1: Salomon Brothers Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: The DLJ High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield market. The index includes $302 billion in tradable securities.

* The index was not in existence at this time.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Harry E. Resis, Jr.                       Daniel J. Doyle
Lead Portfolio Manager                     o Began investment career in 1984
  o Began investment career in 1968        o Joined the advisor in 1986
  o Joined the advisor in 1988             o Joined the portfolio team in 1999
  o Joined the portfolio team in 1992

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder High Yield Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.146    $1.227    $1.296    $1.281    $1.259
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .114(a)   .122(a)      .106      .116      .120
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.204)    (.093)    (.085)      .019      .042
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.090)      .029      .021      .135      .162
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $.916    $1.146    $1.227    $1.296    $1.281
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (8.68)      2.15      1.45     11.61     14.06
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       309       396       442       391       289
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  11.23     10.40      9.36      9.20      9.70
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   54        42        74        90        98
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Investment Grade Bond Portfolio

formerly Kemper Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio manager uses independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The manager also considers valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

This portfolio normally invests at least 65% of total assets in bonds of the top four grades of credit quality. The portfolio could invest up to 35% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

---------------------------------------------------
        1997        1998       1999       2000
---------------------------------------------------
        9.04        7.93      -2.06       9.90

2001 Total Return as of March 31: 2.87%
Best Quarter: 3.87%, Q4 2000                    Worst Quarter: -1.23%, Q2 1999


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                                9.90                        6.00

Index                                   11.85                        7.40*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*  Since 4/30/1996

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Robert S. Cessine
Lead Portfolio Manager
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1996

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Investment Grade Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.100    $1.165    $1.118    $1.036    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .069(b)   .060(b)      .032      .066      .031
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .036    (.085)      .055      .026      .005
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .105    (.025)      .087      .092      .036
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.060)    (.030)    (.030)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 --    (.010)    (.010)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.060)    (.040)    (.040)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.145    $1.100    $1.165    $1.118    $1.036
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            9.90    (2.06)      7.93      9.04    3.57**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        78        71        52        16         2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .65       .67       .80      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .67       .65       .67       .80      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.36      5.42      5.50      6.23     4.93*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  311       131       130       311       75*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Money Market Portfolio

formerly Kemper Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in obligations of U.S. banks and domestic branches of foreign banks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
    5.90        3.43       2.85       3.95        5.66       5.03       5.25        5.15       4.84       6.10

2001 Total Return as of March 31: 1.36%
Best Quarter: 1.73%, Q1 1991                    Worst Quarter: 0.69%, Q2 1993


Average Annual Total Returns (%) as of 12/31/2000

                     1 Year        5 Years        10 Years
---------------------------------------------------------------
Portfolio             6.10           5.27           4.81
---------------------------------------------------------------

7-day yield as of December 31, 2000: 6.14%

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Frank Rachwalski, Jr.                     Jerri I. Cohen
Lead Portfolio Manager                     o Began investment career in 1981
  o Began investment career in 1973        o Joined the advisor in 1992
  o Joined the advisor in 1973             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1984

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

Net investment income                                                       .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.10      4.84      5.15      5.25      5.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       279       231       152       100        71
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   5.94      4.77      5.02      5.14      4.90
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

formerly Kemper Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------
       1995       1996       1997        1998       1999       2000
------------------------------------------------------------------------
      30.07      28.04       34.20      18.37      34.56      -10.71

2001 Total Return as of March 31: -28.66%
Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -25.36%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 5/2/94
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                    -10.71           19.57                19.65

Index 1                      -22.43            7.14                 9.92*

Index 2                       -3.02           10.31                11.80*

Index 3                       -9.09           18.31                19.70*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1994

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Jesus A. Cabrera
Lead Portfolio Manager
  o Began investment career in 1984
  o Joined the advisor in 1999
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $2.654    $1.971     $1.969    $1.677    $1.346
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.009)(a) (.006)(a)       --      .004      .002
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.201)      .689       .342      .488      .369
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.210)      .683       .342      .492      .371
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --         --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.280)        --     (.340)    (.190)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.280)        --     (.340)    (.200)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $2.164    $2.654     $1.971    $1.969    $1.677
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (10.71)     34.56      18.37     34.20     28.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      301       264        208       137        69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.34)     (.30)      (.01)       .20       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 124       208        276       330       156
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Technology Growth Portfolio

formerly Kemper Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio normally invests at least 65% of total assets in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the returns for the portfolio's first complete calendar year. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31/2000

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

----------------
       2000
----------------
      -21.57

2001 Total Return as of March 31: -27.70%
Best Quarter: 20.18%, Q1 2000                   Worst Quarter: -32.73%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/99
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                              -21.57                       22.15

Index 1                                -35.35                       19.15*

Index 2                                -22.42                       -1.81*
--------------------------------------------------------------------------------

Index 1: Hambrecht & Quist Technology Index, a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

*  Since 4/30/1999

In the table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Robert L. Horton                          Blair Treisman
Lead Portfolio Manager                     o Began investment career in 1993
  o Began investment career in 1993        o Joined the advisor in 1999
  o Joined the advisor in 1993             o Joined the portfolio team in 2000
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Technology Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                                2000    1999(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                    $1.777    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss) (b)                                                                          .004      .005
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                      (.384)      .772
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                        (.380)      .777
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net realized gains on investment transactions                                                           (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                          $1.387    $1.777
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                       (21.57)   77.70**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                     270        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                            .82     1.19*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                             .82      .94*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                  .21      .60*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                107       34*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Total Return Portfolio

formerly Kemper Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  growth stocks may be out of favor for certain periods

o  a bond could decline in credit quality or go into default

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   37.88        1.69      12.11       -9.49      25.97      16.76       19.96      15.14      14.81       -2.63

2001 Total Return as of March 31: -6.25%
Best Quarter: 14.92%, Q1 1991                   Worst Quarter: -6.91%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                     -2.63                12.51                12.45

Index 1                       -9.09                18.31                17.45

Index 2                       11.85                 6.24                 8.00

Index 3                      -22.42                18.15                17.33
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Gary A. Langbaum                           Tracy McCormick
Lead Portfolio Manager                      o Began investment career in 1980
  o Began investment career in 1970         o Joined the advisor in 1994
  o Joined the advisor in 1988              o Joined the portfolio team in 1998
  o Joined the portfolio team in 1995

Robert S. Cessine
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Total Return Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $2.882    $2.735    $2.822    $2.815    $2.579
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .074(a)   .084(a)      .086      .090      .084
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.140)      .303      .317      .377      .322
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.066)      .387      .403      .467      .406
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.090)    (.090)    (.090)    (.090)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.135)    (.150)    (.400)    (.370)    (.080)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.225)    (.240)    (.490)    (.460)    (.170)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $2.591    $2.882    $2.735    $2.822    $2.815
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (2.63)     14.81     15.14     19.96     16.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       851       952       865       787       697
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.75      3.12      3.33      3.32      3.21
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  107        80        81       122        90
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                       0.55%

Scudder Growth Portfolio                                      0.60%

Scudder High Yield Portfolio                                  0.60%

Scudder Investment Grade Bond Portfolio                       0.60%

Scudder Money Market Portfolio                                0.50%

Scudder Small Cap Growth Portfolio                            0.65%

Scudder Technology Growth Portfolio                           0.75%

Scudder Total Return Portfolio                                0.55%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses of the below portfolio are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2002:

Portfolio Name                                             Expense Rate
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                           0.95%
--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily. All other portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II



formerly Kemper Variable Series



o  Scudder Government Securities Portfolio

o  Scudder Investment Grade Bond Portfolio

o  Scudder Money Market Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Total Return Portfolio

o  SVS Focus Value+Growth Portfolio











Prospectus

May 1, 2001




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                                                  Your Investment in the Portfolios

  3   Scudder Government                      15   Scudder Total Return Portfolio         23   Buying and Selling Shares
      Securities Portfolio
                                              18   SVS Focus Value+Growth                 23   How the Portfolios Calculate
  6   Scudder Investment Grade                     Portfolio                                   Share Price
      Bond Portfolio
                                              21   Other Policies and Risks               24   Distributions
  9   Scudder Money Market
      Portfolio                               22   Investment Advisor                     24   Taxes

 12   Scudder Small Cap Growth                22   Portfolio Subadvisors
      Portfolio



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------

Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Investment Grade Bond Portfolio

formerly Kemper Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio manager uses independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The manager also considers valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

This portfolio normally invests at least 65% of total assets in bonds of the top four grades of credit quality. The portfolio could invest up to 35% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

---------------------------------------------------
        1997        1998       1999       2000
---------------------------------------------------
        9.04        7.93      -2.06       9.90

2001 Total Return as of March 31: 2.87%
Best Quarter: 3.87%, Q4 2000                    Worst Quarter: -1.23%, Q2 1999


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                                9.90                        6.00

Index                                   11.85                        7.40*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*  Since 4/30/1996

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Robert S. Cessine
Lead Portfolio Manager
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1996

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Investment Grade Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.100    $1.165    $1.118    $1.036    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .069(b)   .060(b)      .032      .066      .031
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .036    (.085)      .055      .026      .005
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .105    (.025)      .087      .092      .036
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.060)    (.030)    (.030)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 --    (.010)    (.010)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.060)    (.040)    (.040)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.145    $1.100    $1.165    $1.118    $1.036
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            9.90    (2.06)      7.93      9.04    3.57**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        78        71        52        16         2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .65       .67       .80      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .67       .65       .67       .80      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.36      5.42      5.50      6.23     4.93*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  311       131       130       311       75*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Money Market Portfolio

formerly Kemper Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in obligations of U.S. banks and domestic branches of foreign banks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
    5.90        3.43       2.85       3.95        5.66       5.03       5.25        5.15       4.84       6.10

2001 Total Return as of March 31: 1.36%
Best Quarter: 1.73%, Q1 1991                    Worst Quarter: 0.69%, Q2 1993


Average Annual Total Returns (%) as of 12/31/2000

                     1 Year        5 Years        10 Years
---------------------------------------------------------------
Portfolio             6.10           5.27           4.81
---------------------------------------------------------------

7-day yield as of December 31, 2000: 6.14%


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Frank Rachwalski, Jr.                     Jerri I. Cohen
Lead Portfolio Manager                     o Began investment career in 1981
  o Began investment career in 1973        o Joined the advisor in 1992
  o Joined the advisor in 1973             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1984

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

Net investment income                                                       .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.10      4.84      5.15      5.25      5.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       279       231       152       100        71
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   5.94      4.77      5.02      5.14      4.90
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

formerly Kemper Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------
       1995       1996       1997        1998       1999       2000
------------------------------------------------------------------------
      30.07      28.04       34.20      18.37      34.56      -10.71

2001 Total Return as of March 31: -28.66%
Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -25.36%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 5/2/94
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                    -10.71           19.57                19.65

Index 1                      -22.43            7.14                9.92*

Index 2                       -3.02           10.31               11.80*

Index 3                       -9.09           18.31               19.70*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1994


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Jesus A. Cabrera
Lead Portfolio Manager
  o Began investment career in 1984
  o Joined the advisor in 1999
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $2.654    $1.971     $1.969    $1.677    $1.346
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.009)(a) (.006)(a)       --      .004      .002
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.201)      .689       .342      .488      .369
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.210)      .683       .342      .492      .371
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --         --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.280)        --     (.340)    (.190)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.280)        --     (.340)    (.200)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $2.164    $2.654     $1.971    $1.969    $1.677
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (10.71)     34.56      18.37     34.20     28.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      301       264        208       137        69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.34)     (.30)      (.01)       .20       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 124       208        276       330       156
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Total Return Portfolio

formerly Kemper Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  growth stocks may be out of favor for certain periods

o  a bond could decline in credit quality or go into default

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   37.88        1.69      12.11       -9.49      25.97      16.76       19.96      15.14      14.81       -2.63

2001 Total Return as of March 31: -6.25%
Best Quarter: 14.92%, Q1 1991                   Worst Quarter: -6.91%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                     -2.63                12.51                12.45

Index 1                       -9.09                18.31                17.45

Index 2                       11.85                 6.24                 8.00

Index 3                      -22.42                18.15                17.33
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Gary A. Langbaum                           Tracy McCormick
Lead Portfolio Manager                      o Began investment career in 1980
  o Began investment career in 1970         o Joined the advisor in 1994
  o Joined the advisor in 1988              o Joined the portfolio team in 1998
  o Joined the portfolio team in 1995

Robert S. Cessine
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1999


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Total Return Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $2.882    $2.735    $2.822    $2.815    $2.579
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .074(a)   .084(a)      .086      .090      .084
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.140)      .303      .317      .377      .322
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.066)      .387      .403      .467      .406
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.090)    (.090)    (.090)    (.090)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.135)    (.150)    (.400)    (.370)    (.080)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.225)    (.240)    (.490)    (.460)    (.170)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $2.591    $2.882    $2.735    $2.822    $2.815
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (2.63)     14.81     15.14     19.96     16.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       851       952       865       787       697
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.75      3.12      3.33      3.32      3.21
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  107        80        81       122        90
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

SVS Focus Value+Growth Portfolio

formerly Kemper Value+Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks. A secondary objective of the fund is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

The portfolio normally invests at least 65% of total assets in U.S. common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified portfolio, factors affecting that company could affect portfolio performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals who want to gain exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-----------------------------------------------
    1997        1998       1999       2000
-----------------------------------------------
    25.47      20.17      16.52       -3.90

2001 Total Return as of March 31: -9.48%
Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -14.36%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               -3.90                       15.21

Index 1                                 -9.09                      18.05*

Index 2                                 -7.79                      17.83*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the value portion of the portfolio:

Lois Roman                                 Jonathan Lee
Lead Portfolio Manager                       o Began investment career in 1985
  o Began investment career in 1988          o Joined the advisor in 1991
  o Joined the advisor in 1994               o Joined the portfolio team in 2001
  o Joined the portfolio team in 2001

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:

Spiros Segalas                             Kathleen McCarragher
  o Began investment career in 1960          o Began investment career in 1982
  o Joined the subadvisor in 1969            o Joined the subadvisor in 1998
  o Joined the portfolio team in 2001        o Joined the portfolio team in 2001


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

SVS Focus Value+Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.896    $1.671    $1.425    $1.146    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .012(b)   .008(b)      .008      .012      .008
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.073)      .262      .278      .277      .138
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.061)      .270      .286      .289      .146
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.010)    (.010)        --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.170)    (.035)    (.040)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.180)    (.045)    (.040)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.655    $1.896    $1.671    $1.425    $1.146
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (3.90)     16.52     20.17     25.47   14.60**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       153       172       152        69        10
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .81       .83       .78       .84     1.01*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .81       .82       .78       .84      .90*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .66       .46       .80       .95      .97*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   39       102       102        50       25*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio, for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                       0.55%

Scudder Investment Grade Bond Portfolio                       0.60%

Scudder Money Market Portfolio                                0.50%

Scudder Small Cap Growth Portfolio                            0.65%

Scudder Total Return Portfolio                                0.55%

SVS Focus Value+Growth Portfolio                              0.75%
--------------------------------------------------------------------------------



By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2002:



Portfolio Name                                             Expense Rate
--------------------------------------------------------------------------------
Scudder Investment Grade Bond Portfolio                   0.80%

SVS Focus Value+Growth Portfolio                          0.84%
--------------------------------------------------------------------------------



Portfolio Subadvisor

Subadvisor for SVS Focus Value+Growth Portfolio

Effective May 1, 2001, Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2000, Jennison managed approximately $80.9 billion on behalf of its clients.

Zurich Scudder Investments, Inc. pays a fee to Jennison Associates LLC for acting as subadvisor to SVS Focus Value+Growth Portfolio at an annual rate based on the average combined daily net assets of the portfolio and Kemper Value+Growth Fund (another fund managed by Zurich Scudder Investments, Inc.). The fee is calculated as follows:



Average Combined Daily Net Assets                           Fee Rate
--------------------------------------------------------------------------------
$0-$100 million                                             0.450%

$100 million-$500 million                                   0.400%

$500 million-$1 billion                                     0.350%

$1 billion-$2 billion                                       0.300%

Over $2 billion                                             0.250%
--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily. All other portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II



formerly Kemper Variable Series



o  Scudder Government Securities Portfolio

o  Scudder High Yield Portfolio

o  Scudder Small Cap Growth Portfolio

o  SVS Dreman High Return Equity Portfolio



Prospectus

May 1, 2001






This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.






The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                     Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                17   Buying and Selling Shares

  6   Scudder High Yield Portfolio                           17   How the Portfolios Calculate Share Price

  9   Scudder Small Cap Growth Portfolio                     18   Distributions

 12   SVS Dreman High Return Equity Portfolio                18   Taxes

 15   Other Policies and Risks

 15   Investment Advisor

 16   Portfolio Subadvisors



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------


Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder High Yield Portfolio

formerly Kemper High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   51.82       17.75      19.99       -2.24      17.40      14.06       11.61       1.45       2.15       -8.68

2001 Total Return as of March 31: 4.75%
Best Quarter: 26.74%, Q1 1991                   Worst Quarter: -6.66%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -8.68                 3.80                11.49

Index 1                       2.86                 7.42                13.81

Index 2                       6.32                 N/A*                 N/A*
--------------------------------------------------------------------------------

Index 1: Salomon Brothers Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: The DLJ High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield market. The index includes $302 billion in tradable securities.

* The index was not in existence at this time.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Harry E. Resis, Jr.                       Daniel J. Doyle
Lead Portfolio Manager                     o Began investment career in 1984
  o Began investment career in 1968        o Joined the advisor in 1986
  o Joined the advisor in 1988             o Joined the portfolio team in 1999
  o Joined the portfolio team in 1992

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder High Yield Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.146    $1.227    $1.296    $1.281    $1.259
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .114(a)   .122(a)      .106      .116      .120
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.204)    (.093)    (.085)      .019      .042
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.090)      .029      .021      .135      .162
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $.916    $1.146    $1.227    $1.296    $1.281
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (8.68)      2.15      1.45     11.61     14.06
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       309       396       442       391       289
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  11.23     10.40      9.36      9.20      9.70
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   54        42        74        90        98
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Small Cap Growth Portfolio

formerly Kemper Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------
       1995       1996       1997        1998       1999       2000
------------------------------------------------------------------------
      30.07      28.04       34.20      18.37      34.56      -10.71

2001 Total Return as of March 31: -28.66%
Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -25.36%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 5/2/94
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                    -10.71           19.57                19.65

Index 1                      -22.43            7.14                9.92*

Index 2                       -3.02           10.31               11.80*

Index 3                       -9.09           18.31               19.70*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1994

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Jesus A. Cabrera
Lead Portfolio Manager
  o Began investment career in 1984
  o Joined the advisor in 1999
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $2.654    $1.971     $1.969    $1.677    $1.346
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.009)(a) (.006)(a)       --      .004      .002
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.201)      .689       .342      .488      .369
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.210)      .683       .342      .492      .371
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --         --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.280)        --     (.340)    (.190)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.280)        --     (.340)    (.200)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $2.164    $2.654     $1.971    $1.969    $1.677
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (10.71)     34.56      18.37     34.20     28.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      301       264        208       137        69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.34)     (.30)      (.01)       .20       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 124       208        276       330       156
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

SVS Dreman High Return Equity Portfolio

formerly KVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities. The portfolio focuses on stocks of large U.S. companies (those with a market value of $1 billion or more) that the portfolio manager believes are undervalued. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 2000, companies in which the portfolio invests had a median market capitalization of approximately $9.2 billion and an average market capitalization of $27.8 billion.

The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The manager may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

Other Investments

The portfolio may invest up to 20% of total assets in U.S. dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the U.S.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks, the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  value stocks may be out of favor for certain periods

o  derivatives could produce disproportionate losses

o  foreign stocks may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------
    1999       2000
------------------------
   -11.16      30.52

2001 Total Return as of March 31: -0.44%
Best Quarter: 16.94%, Q3 2000                   Worst Quarter: -12.29%, Q3 1999


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/4/98
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               30.52                       6.86

Index                                   -9.09                      8.04*
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1998

The Portfolio Manager

The portfolio manager is David N. Dreman, founder and chairman of Dreman Value Management L.L.C., the portfolio's subadvisor. Widely regarded as a leading proponent of value-style investment management, Mr. Dreman began his investment career in 1957 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

SVS Dreman High Return Equity Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                        2000      1999    1998(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $.896    $1.028    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                                                   .026(b)   .026(b)    .008
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                              .225    (.138)      .020
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                .251    (.112)      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                                         (.020)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                 (.050)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           (.070)    (.020)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $1.077     $.896    $1.028
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                               30.52   (11.16)    2.80**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           168       113        59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .85       .86     1.20*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .84       .86      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                       2.85      2.57     2.77*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       37        24        5*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                       0.55%

Scudder High Yield Portfolio                                  0.60%

Scudder Small Cap Growth Portfolio                            0.65%

SVS Dreman High Return Equity Portfolio                       0.75%
--------------------------------------------------------------------------------


By contract, the total annual operating expenses of the below portfolio are capped, as a percentage of the portfolio's average daily net assets, until April 30, 2002:

Portfolio Name                                             Expense Rate
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio                   0.87%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Subadvisor for SVS Dreman High Return Equity Portfolio

Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio and receives a fee for its services from Zurich Scudder Investments, Inc. Founded in 1977, Dreman Value Management L.L.C. manages over $7 billion in assets. Zurich Scudder Investments, Inc. pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to SVS Dreman High Return Equity Portfolio.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II



formerly Kemper Variable Series



o  Scudder Money Market Portfolio

o  Scudder Total Return Portfolio

o  Scudder High Yield Portfolio

o  Scudder Growth Portfolio

o  Scudder Government Securities Portfolio














Prospectus

May 1, 2001






This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Money Market Portfolio                           19   Buying and Selling Shares

  6   Scudder Total Return Portfolio                           19   How the Portfolios Calculate Share Price

  9   Scudder High Yield Portfolio                             20   Distributions

 12   Scudder Growth Portfolio                                 20   Taxes

 15   Scudder Government Securities Portfolio

 18   Other Policies and Risks

 18   Investment Advisor

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Money Market Portfolio

formerly Kemper Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in obligations of U.S. banks and domestic branches of foreign banks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
    5.90        3.43       2.85       3.95        5.66       5.03       5.25        5.15       4.84       6.10

2001 Total Return as of March 31: 1.36%
Best Quarter: 1.73%, Q1 1991                    Worst Quarter: 0.69%, Q2 1993


Average Annual Total Returns (%) as of 12/31/2000

                     1 Year        5 Years        10 Years
---------------------------------------------------------------
Portfolio             6.10           5.27           4.81
---------------------------------------------------------------

7-day yield as of December 31, 2000: 6.14%

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Frank Rachwalski, Jr.                     Jerri I. Cohen
Lead Portfolio Manager                     o Began investment career in 1981
  o Began investment career in 1973        o Joined the advisor in 1992
  o Joined the advisor in 1973             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1984

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

Net investment income                                                       .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.10      4.84      5.15      5.25      5.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       279       231       152       100        71
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   5.94      4.77      5.02      5.14      4.90
---------------------------------------------------------------------------------------------------------------------------

Scudder Total Return Portfolio

formerly Kemper Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  growth stocks may be out of favor for certain periods

o  a bond could decline in credit quality or go into default

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   37.88        1.69      12.11       -9.49      25.97      16.76       19.96      15.14      14.81       -2.63

2001 Total Return as of March 31: -6.25%
Best Quarter: 14.92%, Q1 1991                   Worst Quarter: -6.91%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                     -2.63                12.51                12.45

Index 1                       -9.09                18.31                17.45

Index 2                       11.85                 6.24                 8.00

Index 3                      -22.42                18.15                17.33
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Gary A. Langbaum                           Tracy McCormick
Lead Portfolio Manager                      o Began investment career in 1980
  o Began investment career in 1970         o Joined the advisor in 1994
  o Joined the advisor in 1988              o Joined the portfolio team in 1998
  o Joined the portfolio team in 1995

Robert S. Cessine
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Total Return Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $2.882    $2.735    $2.822    $2.815    $2.579
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .074(a)   .084(a)      .086      .090      .084
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.140)      .303      .317      .377      .322
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.066)      .387      .403      .467      .406
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.090)    (.090)    (.090)    (.090)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.135)    (.150)    (.400)    (.370)    (.080)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.225)    (.240)    (.490)    (.460)    (.170)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $2.591    $2.882    $2.735    $2.822    $2.815
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (2.63)     14.81     15.14     19.96     16.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       851       952       865       787       697
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.75      3.12      3.33      3.32      3.21
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  107        80        81       122        90
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder High Yield Portfolio

formerly Kemper High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   51.82       17.75      19.99       -2.24      17.40      14.06       11.61       1.45       2.15       -8.68

2001 Total Return as of March 31: 4.75%
Best Quarter: 26.74%, Q1 1991                   Worst Quarter: -6.66%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -8.68                 3.80                11.49

Index 1                       2.86                 7.42                13.81

Index 2                       6.32                 N/A*                 N/A*
--------------------------------------------------------------------------------

Index 1: Salomon Brothers Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: The DLJ High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield market. The index includes $302 billion in tradable securities.

* The index was not in existence at this time.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Harry E. Resis, Jr.                       Daniel J. Doyle
Lead Portfolio Manager                     o Began investment career in 1984
  o Began investment career in 1968        o Joined the advisor in 1986
  o Joined the advisor in 1988             o Joined the portfolio team in 1999
  o Joined the portfolio team in 1992

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder High Yield Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.146    $1.227    $1.296    $1.281    $1.259
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .114(a)   .122(a)      .106      .116      .120
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.204)    (.093)    (.085)      .019      .042
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.090)      .029      .021      .135      .162
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $.916    $1.146    $1.227    $1.296    $1.281
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (8.68)      2.15      1.45     11.61     14.06
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       309       396       442       391       289
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  11.23     10.40      9.36      9.20      9.70
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   54        42        74        90        98
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Growth Portfolio

formerly Kemper Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). As of December 31, 2000, companies in which the portfolio invests have a median market capitalization of approximately $50 billion.

In choosing stocks, the portfolio manager looks for individual companies that have strong product lines, effective management and leadership positions within core markets. The manager also analyzes each company's valuation, stock price movements and other factors.

Based on the above analysis, the manager classifies stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The manager intends to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the manager believes its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   59.46        3.58      14.62       -4.62      32.97      21.63       21.34      15.10      37.12      -19.06

2001 Total Return as of March 31: -21.27%
Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -19.06                13.52                16.37

Index 1                      -22.42                18.15                17.33

Index 2                       -9.09                18.31                17.45
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Valerie F. Malter
Lead Portfolio Manager
  o Began investment career in 1985
  o Joined the advisor in 1995
  o Joined the portfolio team in 1999


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $4.054    $2.957     $3.001    $3.371    $3.262
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.001)(a) (.001)(a)     .007      .012      .030
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.681)     1.098       .459      .448      .589
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.682)     1.097       .466      .460      .619
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --     (.010)    (.020)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.360)        --     (.500)    (.810)    (.470)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.360)        --     (.510)    (.830)    (.510)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $3.012    $4.054     $2.957    $3.001    $3.371
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (19.06)     37.12      15.10     21.34     21.63
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      583       738        629       563       487
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.03)     (.04)        .28       .42        94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  65        87        109       170       175
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------


Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                0.50%

Scudder Total Return Portfolio                                0.55%

Scudder High Yield Portfolio                                  0.60%

Scudder Growth Portfolio                                      0.60%

Scudder Government Securities Portfolio                       0.55%
--------------------------------------------------------------------------------

Your Investment in the Portfolios



The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily. All other portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II



formerly Kemper Variable Series



o  Scudder International Research Portfolio

o  Scudder Small Cap Value Portfolio










Prospectus

May 1, 2001






This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.






The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder International Research Portfolio                 11   Buying and Selling Shares

  6   Scudder Small Cap Value Portfolio                        11   How the Portfolios Calculate Share Price

  9   Other Policies and Risks                                 12   Distributions

 10   Investment Advisor                                       12   Taxes

 10   Portfolio Subadvisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder International Research Portfolio

formerly Kemper International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

The portfolio normally invests at least 65% of total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have a market capitalization of $1 billion or more). The portfolio expects that its regional investment allocations will remain roughly similar to that of the Morgan Stanley Capital International Europe, Austral-Asia, Far East plus Emerging Markets Free Index (MSCI EAFE + EMF Index). As of the date of this prospectus, most of the issuers included in this index are located in developed markets.

The portfolio invests in securities based on the top research recommendations of the investment advisor's industry research analysts and other investment specialists. The portfolio managers use bottom-up research to identify stocks, looking for individual companies that have strong balance sheets and effective management, among other factors. These may be companies that appear to offer the potential for sustainable above-average growth of earnings or revenues as well as companies whose stock prices appear low in light of other measures of worth, such as price-to-earnings ratios.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 35% of total assets in investment-grade debt securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------
   1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------
  32.79       -3.59      12.83      16.49       9.46       10.02      45.71      -20.49

2001 Total Return as of March 31: -17.01%
Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 1/6/92
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                  -20.49           10.20                 9.89

Index 1                    -14.70            7.13                 7.82*

Index 2                      3.39            2.54                 7.56*
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Index 2: MSCI EAFE + EMF Index, a generally accepted benchmark for performance of major overseas markets, plus emerging markets.**

*  Since 12/31/1991

** The portfolio seeks long-term capital appreciation though investment mainly in common stocks of large foreign companies. In light of this, the portfolio's investment advisor believes that is more appropriate to measure the portfolio's performance against the MSCI EAFE + EMF Index than against the EAFE Index.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Elizabeth J. Allan                        Andreas Waldburg-Wolfegg
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
  o Began investment career in 1982          o Began investment career in 1993
  o Joined the advisor in 1987               o Joined the advisor in 1997
  o Joined the fund team in 2001             o Joined the fund team in 2001

Terrence Gray
Co-Lead Portfolio Manager
  o Began investment career in 1993
  o Joined the advisor in 1993
  o Joined the fund team in 2001


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

Scudder International Research Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2000      1999      1998      1997     1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $2.145    $1.700    $1.615    $1.564    $1.371
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                              .008(a)   .007(a)      .017      .011      .011
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions         (.390)      .673      .148      .130      .212
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (.382)      .680      .165      .141      .223
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                          --    (.020)    (.020)    (.020)    (.020)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                              (.290)    (.215)    (.060)    (.070)    (.010)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.290)    (.235)    (.080)    (.090)    (.030)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.473    $2.145    $1.700    $1.615    $1.564
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (20.49)     45.71     10.02      9.46     16.49
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        179       252       213       200       163
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .84       .94       .93       .91       .96
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .84       .94       .93       .91       .96
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .47       .40       .96       .71       .89
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    87       136        90        79        87
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Small Cap Value Portfolio

formerly Kemper Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

The portfolio normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Index (market values of $2 billion or less as of December 31, 2000).

The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers then assemble the portfolio's investments from among the qualifying stocks, using portfolio optimization software that combines information about the potential return and risks of each stock.

The managers diversify the portfolio's investments among many companies (typically over 200) across a broad range of industries, and expect to keep the portfolio's sector weightings similar to those of the overall small-cap market.

The portfolio normally will sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of total assets in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  value stocks may be out of favor for certain periods

o  foreign stocks may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------
       1997        1998       1999       2000
--------------------------------------------------
       21.73      -11.25      2.80       4.05

2001 Total Return as of March 31: -1.66%
Best Quarter: 16.49%, Q2 1997                   Worst Quarter: -22.47%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                                4.05                        3.56

Index                                   -3.02                       8.69*
--------------------------------------------------------------------------------

Index: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Robert D. Tymoczko                        Stephen Marsh
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
  o Began investment career in 1992         o Began investment career in 1980
  o Joined the advisor in 1997              o Joined the advisor in 1997
  o Joined the portfolio team in 2001       o Joined the portfolio team in 2001

James M. Eysenbach
  o Began investment career in 1984
  o Joined the advisor in 1991
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.085    $1.065    $1.227    $1.019    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .002(b)   .007(b)      .009      .012      .013
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .042      .023    (.141)      .206      .006
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .044      .030    (.132)      .218      .019
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.006)    (.010)        --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 --        --    (.030)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.006)    (.010)    (.030)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.123    $1.085    $1.065    $1.227    $1.019
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.05      2.80   (11.25)     21.73    1.86**
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        84        95       102        76        13
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .82       .84       .80       .84      .92*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .82       .83       .80       .84      .90*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .15       .69      1.15      1.18     2.23*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   36        72        43        22       61*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio that has been operating at least one year for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder International Research Portfolio                      0.75%

Scudder Small Cap Value Portfolio                             0.75%
--------------------------------------------------------------------------------



By contract, the total annual operating expenses of the portfolio is capped, as a percentage of each portfolio's average daily net assets, until April 30, 2002:



Portfolio Name                                             Expense Rate
--------------------------------------------------------------------------------
Scudder Small Cap Value Portfolio                          0.84%
--------------------------------------------------------------------------------


Portfolio Subadvisor

Subadvisor for Scudder International Research Portfolio

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Zurich Scudder Investments, Inc., is the subadvisor to Scudder International Research Portfolio with respect to the portfolios' foreign securities investments. Scudder Investments (U.K.) Limited has served as subadvisor for mutual funds since December 1996, and investment advisor for certain institutional accounts since August 1998. Zurich Scudder Investments, Inc. pays a fee to Scudder Investments (U.K.) Limited for acting as subadvisor to Scudder International Research Portfolio.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

The portfolios intend to declare its net investment income as a dividend daily. All other portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II



formerly Kemper Variable Series



o  Scudder Blue Chip Portfolio

o  Scudder Contrarian Value Portfolio

o  Scudder Government Securities Portfolio

o  Scudder Growth Portfolio

o  Scudder High Yield Portfolio

o  Scudder International Research Portfolio

o  Scudder Investment Grade Bond Portfolio

o  Scudder Money Market Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Small Cap Value Portfolio

o  Scudder Strategic Income Portfolio

o  Scudder Total Return Portfolio

o  SVS Focus Value+Growth Portfolio












Prospectus

May 1, 2001




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Blue Chip Portfolio                              45   Buying and Selling Shares

  6   Scudder Contrarian Value Portfolio                       45   How the Portfolios Calculate Share Price

  9   Scudder Government Securities Portfolio                  46   Distributions

 12   Scudder Growth Portfolio                                 46   Taxes

 15   Scudder High Yield Portfolio

 18   Scudder International Research Portfolio

 21   Scudder Investment Grade Bond Portfolio

 24   Scudder Money Market Portfolio

 27   Scudder Small Cap Growth Portfolio

 30   Scudder Small Cap Value Portfolio

 33   Scudder Strategic Income Portfolio

 36   Scudder Total Return Portfolio

 39   SVS Focus Value+Growth Portfolio

 42   Other Policies and Risks

 43   Investment Advisor

 44   Portfolio Subadvisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Blue Chip Portfolio

formerly Kemper Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and of income.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). As of December 31, 2000, companies in which the portfolio invests had a median market capitalization of approximately $36 billion.

In choosing stocks, the portfolio managers look for attractive "blue chip" companies: large, well-known established companies with sound financial strength whose stock price is attractive relative to potential growth. The managers look for factors that could signal future growth, such as new management, products or business strategies.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------
           1998            1999             2000
--------------------------------------------------
           13.84           25.24           -7.84

2001 Total Return as of March 31: -12.56%
Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -12.38%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/97
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               -7.84                       11.00

Index 1                                 -9.09                       16.17*

Index 2                                 -7.79                       16.63*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price-only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*  Since 4/30/1997

In the bar chart, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Tracy McCormick                            Gary A. Langbaum
Lead Portfolio Manager                      o Began investment career in 1970
  o Began investment career in 1980         o Joined the advisor in 1988
  o Joined the advisor in 1994              o Joined the portfolio team in 1998
  o Joined the portfolio team in 1997

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Blue Chip Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                              2000      1999      1998    1997(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $1.569    $1.260    $1.115    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                                       .007(b)   .009(b)      .010      .017
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                  (.129)      .308      .145      .098
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    (.122)      .317      .155      .115
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                               (.006)    (.008)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 (.006)    (.008)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $1.441    $1.569    $1.260    $1.115
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                    (7.84)     25.24     13.84     11.54**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 228       185        78         5
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        .71       .71       .76       .95*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         .71       .70       .76       .95*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                              .44       .67      1.18      2.07*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             86        64       102        78*
---------------------------------------------------------------------------------------------------------------------------

(a)      For the period May 1, 1997 (commencement of operations) to December 31,
         1997.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Contrarian Value Portfolio

formerly Kemper Contrarian Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies (those with market values of $1 billion or more) that the portfolio managers believe are undervalued. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 2000, companies in which the portfolio invests had a median market capitalization of approximately $12.9 billion.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  value stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------------------------------------
           1997            1998            1999             2000
--------------------------------------------------------------------------------
           30.38           19.26          -10.21           16.13

2001 Total Return as of March 31: -2.69%
Best Quarter: 15.90%, Q4 2000                   Worst Quarter: -13.74%, Q3 1999


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               16.13                       14.80

Index                                   -9.09                       18.05*
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                            Frederick L. Gaskin
Lead Portfolio Manager                      o Began investment career in 1986
  o Began investment career in 1971         o Joined the advisor in 1996
  o Joined the advisor in 1996              o Joined the portfolio team in 1997
  o Joined the portfolio team in 1997

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Contrarian Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.470    $1.757    $1.518    $1.174    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .030(b)   .037(b)      .026      .031      .015
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .140    (.194)      .263      .323      .159
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .170    (.157)      .289      .354      .174
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.040)    (.030)    (.010)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.260)    (.100)    (.040)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.300)    (.130)    (.050)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.340    $1.470    $1.757    $1.518    $1.174
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           16.13   (10.21)     19.26     30.38   17.36**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       219       237       264       162        21
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .80       .81       .78       .80      .92*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .80       .80       .78       .80      .90*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.55      2.14      2.02      2.38     2.42*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56        88        57        46       57*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period of May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------


Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Growth Portfolio

formerly Kemper Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). As of December 31, 2000, companies in which the portfolio invests have a median market capitalization of approximately $50 billion.

In choosing stocks, the portfolio manager looks for individual companies that have strong product lines, effective management and leadership positions within core markets. The manager also analyzes each company's valuation, stock price movements and other factors.

Based on the above analysis, the manager classifies stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The manager intends to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the manager believes its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   59.46        3.58      14.62       -4.62      32.97      21.63       21.34      15.10      37.12      -19.06

2001 Total Return as of March 31: -21.27%
Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -19.06                13.52                16.37

Index 1                      -22.42                18.15                17.33

Index 2                       -9.09                18.31                17.45
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Valerie F. Malter
Lead Portfolio Manager
  o Began investment career in 1985
  o Joined the advisor in 1995
  o Joined the portfolio team in 1999


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $4.054    $2.957     $3.001    $3.371    $3.262
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.001)(a) (.001)(a)     .007      .012      .030
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.681)     1.098       .459      .448      .589
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.682)     1.097       .466      .460      .619
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --     (.010)    (.020)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.360)        --     (.500)    (.810)    (.470)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.360)        --     (.510)    (.830)    (.510)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $3.012    $4.054     $2.957    $3.001    $3.371
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (19.06)     37.12      15.10     21.34     21.63
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      583       738        629       563       487
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.03)     (.04)        .28       .42        94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  65        87        109       170       175
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder High Yield Portfolio

formerly Kemper High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   51.82       17.75      19.99       -2.24      17.40      14.06       11.61       1.45       2.15       -8.68

2001 Total Return as of March 31: 4.75%
Best Quarter: 26.74%, Q1 1991                   Worst Quarter: -6.66%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -8.68                 3.80                11.49

Index 1                       2.86                 7.42                13.81

Index 2                       6.32                 N/A*                 N/A*
--------------------------------------------------------------------------------

Index 1: Salomon Brothers Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: The DLJ High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield market. The index includes $302 billion in tradable securities.

* The index was not in existence at this time.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Harry E. Resis, Jr.                       Daniel J. Doyle
Lead Portfolio Manager                     o Began investment career in 1984
  o Began investment career in 1968        o Joined the advisor in 1986
  o Joined the advisor in 1988             o Joined the portfolio team in 1999
  o Joined the portfolio team in 1992

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder High Yield Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.146    $1.227    $1.296    $1.281    $1.259
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .114(a)   .122(a)      .106      .116      .120
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.204)    (.093)    (.085)      .019      .042
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.090)      .029      .021      .135      .162
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $.916    $1.146    $1.227    $1.296    $1.281
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (8.68)      2.15      1.45     11.61     14.06
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       309       396       442       391       289
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  11.23     10.40      9.36      9.20      9.70
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   54        42        74        90        98
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder International Research Portfolio

formerly Kemper International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

The portfolio normally invests at least 65% of total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have a market capitalization of $1 billion or more). The portfolio expects that its regional investment allocations will remain roughly similar to that of the Morgan Stanley Capital International Europe, Austral-Asia, Far East plus Emerging Markets Free Index (MSCI EAFE + EMF Index). As of the date of this prospectus, most of the issuers included in this index are located in developed markets.

The portfolio invests in securities based on the top research recommendations of the investment advisor's industry research analysts and other investment specialists. The portfolio managers use bottom-up research to identify stocks, looking for individual companies that have strong balance sheets and effective management, among other factors. These may be companies that appear to offer the potential for sustainable above-average growth of earnings or revenues as well as companies whose stock prices appear low in light of other measures of worth, such as price-to-earnings ratios.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 35% of total assets in investment-grade debt securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------
   1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------
  32.79       -3.59      12.83      16.49       9.46       10.02      45.71      -20.49

2001 Total Return as of March 31: -17.01%
Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 1/6/92
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                  -20.49           10.20                 9.89

Index 1                    -14.70            7.13                7.82*

Index 2                      3.39            2.54                7.56*
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Index 2: MSCI EAFE + EMF Index, a generally accepted benchmark for performance of major overseas markets, plus emerging markets.**

*  Since 12/31/1991

** The portfolio seeks long-term capital appreciation though investment mainly in common stocks of large foreign companies. In light of this, the portfolio's investment advisor believes that is more appropriate to measure the portfolio's performance against the MSCI EAFE + EMF Index than against the EAFE Index.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Elizabeth J. Allan                        Andreas Waldburg-Wolfegg
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
  o Began investment career in 1982          o Began investment career in 1993
  o Joined the advisor in 1987               o Joined the advisor in 1997
  o Joined the fund team in 2001             o Joined the fund team in 2001

Terrence Gray
Co-Lead Portfolio Manager
  o Began investment career in 1993
  o Joined the advisor in 1993
  o Joined the fund team in 2001


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

Scudder International Research Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2000      1999      1998      1997     1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $2.145    $1.700    $1.615    $1.564    $1.371
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                              .008(a)   .007(a)      .017      .011      .011
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions         (.390)      .673      .148      .130      .212
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (.382)      .680      .165      .141      .223
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                          --    (.020)    (.020)    (.020)    (.020)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                              (.290)    (.215)    (.060)    (.070)    (.010)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.290)    (.235)    (.080)    (.090)    (.030)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.473    $2.145    $1.700    $1.615    $1.564
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (20.49)     45.71     10.02      9.46     16.49
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        179       252       213       200       163
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .84       .94       .93       .91       .96
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .84       .94       .93       .91       .96
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .47       .40       .96       .71       .89
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    87       136        90        79        87
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Investment Grade Bond Portfolio

formerly Kemper Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio manager uses independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The manager also considers valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

This portfolio normally invests at least 65% of total assets in bonds of the top four grades of credit quality. The portfolio could invest up to 35% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

---------------------------------------------------
        1997        1998       1999       2000
---------------------------------------------------
        9.04        7.93      -2.06       9.90

2001 Total Return as of March 31: 2.87%
Best Quarter: 3.87%, Q4 2000                    Worst Quarter: -1.23%, Q2 1999


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                                9.90                        6.00

Index                                   11.85                        7.40*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*  Since 4/30/1996

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Robert S. Cessine
Lead Portfolio Manager
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1996

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Investment Grade Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.100    $1.165    $1.118    $1.036    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .069(b)   .060(b)      .032      .066      .031
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .036    (.085)      .055      .026      .005
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .105    (.025)      .087      .092      .036
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.060)    (.030)    (.030)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 --    (.010)    (.010)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.060)    (.040)    (.040)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.145    $1.100    $1.165    $1.118    $1.036
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            9.90    (2.06)      7.93      9.04    3.57**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        78        71        52        16         2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .65       .67       .80      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .67       .65       .67       .80      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.36      5.42      5.50      6.23     4.93*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  311       131       130       311       75*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Money Market Portfolio

formerly Kemper Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in obligations of U.S. banks and domestic branches of foreign banks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
    5.90        3.43       2.85       3.95        5.66       5.03       5.25        5.15       4.84       6.10

2001 Total Return as of March 31: 1.36%
Best Quarter: 1.73%, Q1 1991                    Worst Quarter: 0.69%, Q2 1993


Average Annual Total Returns (%) as of 12/31/2000

                     1 Year        5 Years        10 Years
---------------------------------------------------------------
Portfolio             6.10           5.27           4.81
---------------------------------------------------------------

7-day yield as of December 31, 2000: 6.14%

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Frank Rachwalski, Jr.                     Jerri I. Cohen
Lead Portfolio Manager                     o Began investment career in 1981
  o Began investment career in 1973        o Joined the advisor in 1992
  o Joined the advisor in 1973             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1984

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

Net investment income                                                       .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.10      4.84      5.15      5.25      5.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       279       231       152       100        71
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   5.94      4.77      5.02      5.14      4.90
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

formerly Kemper Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------
       1995       1996       1997        1998       1999       2000
------------------------------------------------------------------------
      30.07      28.04       34.20      18.37      34.56      -10.71

2001 Total Return as of March 31: -28.66%
Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -25.36%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 5/2/94
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                    -10.71           19.57                19.65

Index 1                      -22.43            7.14                9.92*

Index 2                       -3.02           10.31               11.80*

Index 3                       -9.09           18.31               19.70*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1994

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Jesus A. Cabrera
Lead Portfolio Manager
  o Began investment career in 1984
  o Joined the advisor in 1999
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $2.654    $1.971     $1.969    $1.677    $1.346
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.009)(a) (.006)(a)       --      .004      .002
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.201)      .689       .342      .488      .369
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.210)      .683       .342      .492      .371
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --         --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.280)        --     (.340)    (.190)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.280)        --     (.340)    (.200)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $2.164    $2.654     $1.971    $1.969    $1.677
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (10.71)     34.56      18.37     34.20     28.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      301       264        208       137        69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.34)     (.30)      (.01)       .20       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 124       208        276       330       156
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Small Cap Value Portfolio

formerly Kemper Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

The portfolio normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Index (market values of $2 billion or less as of December 31, 2000).

The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers then assemble the portfolio's investments from among the qualifying stocks, using portfolio optimization software that combines information about the potential return and risks of each stock.

The managers diversify the portfolio's investments among many companies (typically over 200) across a broad range of industries, and expect to keep the portfolio's sector weightings similar to those of the overall small-cap market.

The portfolio normally will sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of total assets in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  value stocks may be out of favor for certain periods

o  foreign stocks may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------
       1997        1998       1999       2000
--------------------------------------------------
       21.73      -11.25      2.80       4.05

2001 Total Return as of March 31: -1.66%
Best Quarter: 16.49%, Q2 1997                   Worst Quarter: -22.47%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                                4.05                        3.56

Index                                   -3.02                       8.69*
--------------------------------------------------------------------------------

Index: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Robert D. Tymoczko                        Stephen Marsh
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
  o Began investment career in 1992         o Began investment career in 1980
  o Joined the advisor in 1997              o Joined the advisor in 1997
  o Joined the portfolio team in 2001       o Joined the portfolio team in 2001

James M. Eysenbach
  o Began investment career in 1984
  o Joined the advisor in 1991
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.085    $1.065    $1.227    $1.019    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .002(b)   .007(b)      .009      .012      .013
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .042      .023    (.141)      .206      .006
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .044      .030    (.132)      .218      .019
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.006)    (.010)        --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 --        --    (.030)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.006)    (.010)    (.030)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.123    $1.085    $1.065    $1.227    $1.019
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.05      2.80   (11.25)     21.73    1.86**
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        84        95       102        76        13
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .82       .84       .80       .84      .92*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .82       .83       .80       .84      .90*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .15       .69      1.15      1.18     2.23*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   36        72        43        22       61*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Strategic Income Portfolio

formerly Kemper Strategic Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current return.

The portfolio invests mainly in bonds issued by U.S. and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds, including emerging market issuers.

In deciding which types of securities to buy and sell, the portfolio managers evaluate each major type of security the portfolio invests in -- U.S. junk bonds, investment-grade corporate bonds, emerging markets securities, foreign government bonds and U.S. government and agency securities. The managers typically consider a number of factors, including the relative attractiveness of different types of securities, the potential impact of interest rate movements, the outlook for various types of foreign bonds (including currency considerations) and the relative yields and risks of bonds of various maturities.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the issuers and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, the main risk factor will vary depending on the portfolio's weighting of various types of securities. To the extent that the portfolio invests in junk bonds, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. This may affect a company, an industry or the high yield market as a whole.

To the extent that the portfolio invests in higher quality bonds, a major factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Foreign securities tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. To the extent the portfolio emphasizes emerging markets where these risks are greater, it takes on greater risk.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o currency fluctuations could cause foreign investments to lose value

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors looking for a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks, and who can accept risk of loss of principal, may want to invest in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-----------------------------------------
          1998       1999       2000
-----------------------------------------
         10.98      -5.85       2.57

2001 Total Return as of March 31: 1.88%
Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -5.46%, Q2 1999

Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/97
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               2.57                        2.70

Index 1                                 1.59                        4.69*

Index 2                                11.85                        7.58*
--------------------------------------------------------------------------------

Index 1: The Salomon Brothers World Government Bond Index, an unmanaged index comprised of government bonds from 18 developed countries (including the U.S.) with maturities greater than one year.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*  Since 4/30/1997

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

J. Patrick Beimford                       Jan Faller
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
  o Began investment career in 1976          o Began investment career in 1988
  o Joined the advisor in 1976               o Joined the advisor in 1999
  o Joined the fund team in 1996             o Joined the fund team in 2000

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

Scudder Strategic Income Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                              2000      1999      1998    1997(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $.986    $1.109    $1.029    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                                       .051(b)   .047(b)      .024      .036
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                  (.026)    (.110)      .086    (.007)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                      .025    (.063)      .110      .029
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                               (.025)    (.040)    (.020)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                           --    (.020)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 (.025)    (.060)    (.030)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $.986     $.986    $1.109    $1.029
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                      2.57    (5.85)     10.98    2.87**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   9         6         5         2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                       1.14      1.03      1.08     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                        1.10      1.01      1.08     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             5.26      4.57      4.32     5.36*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                            154       212       330      290*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Total Return Portfolio

formerly Kemper Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  growth stocks may be out of favor for certain periods

o  a bond could decline in credit quality or go into default

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   37.88        1.69      12.11       -9.49      25.97      16.76       19.96      15.14      14.81       -2.63

2001 Total Return as of March 31: -6.25%
Best Quarter: 14.92%, Q1 1991                   Worst Quarter: -6.91%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                     -2.63                12.51                12.45

Index 1                       -9.09                18.31                17.45

Index 2                       11.85                 6.24                 8.00

Index 3                      -22.42                18.15                17.33
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Gary A. Langbaum                           Tracy McCormick
Lead Portfolio Manager                      o Began investment career in 1980
  o Began investment career in 1970         o Joined the advisor in 1994
  o Joined the advisor in 1988              o Joined the portfolio team in 1998
  o Joined the portfolio team in 1995

Robert S. Cessine
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Total Return Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $2.882    $2.735    $2.822    $2.815    $2.579
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .074(a)   .084(a)      .086      .090      .084
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.140)      .303      .317      .377      .322
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.066)      .387      .403      .467      .406
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.090)    (.090)    (.090)    (.090)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.135)    (.150)    (.400)    (.370)    (.080)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.225)    (.240)    (.490)    (.460)    (.170)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $2.591    $2.882    $2.735    $2.822    $2.815
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (2.63)     14.81     15.14     19.96     16.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       851       952       865       787       697
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.75      3.12      3.33      3.32      3.21
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  107        80        81       122        90
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

SVS Focus Value+Growth Portfolio

formerly Kemper Value+Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks. A secondary objective of the fund is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

The portfolio normally invests at least 65% of total assets in U.S. common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified portfolio, factors affecting that company could affect portfolio performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals who want to gain exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-----------------------------------------------
    1997        1998       1999       2000
-----------------------------------------------
    25.47      20.17      16.52       -3.90

2001 Total Return as of March 31: -9.48%
Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -14.36%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               -3.90                       15.21

Index 1                                 -9.09                      18.05*

Index 2                                 -7.79                      17.83*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the value portion of the portfolio:

Lois Roman                                 Jonathan Lee
Lead Portfolio Manager                       o Began investment career in 1985
  o Began investment career in 1988          o Joined the advisor in 1991
  o Joined the advisor in 1994               o Joined the portfolio team in 2001
  o Joined the portfolio team in 2001

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:

Spiros Segalas                             Kathleen McCarragher
  o Began investment career in 1960          o Began investment career in 1982
  o Joined the subadvisor in 1969            o Joined the subadvisor in 1998
  o Joined the portfolio team in 2001        o Joined the portfolio team in 2001

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

SVS Focus Value+Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.896    $1.671    $1.425    $1.146    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .012(b)   .008(b)      .008      .012      .008
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.073)      .262      .278      .277      .138
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.061)      .270      .286      .289      .146
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.010)    (.010)        --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.170)    (.035)    (.040)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.180)    (.045)    (.040)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.655    $1.896    $1.671    $1.425    $1.146
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (3.90)     16.52     20.17     25.47   14.60**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       153       172       152        69        10
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .81       .83       .78       .84     1.01*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .81       .82       .78       .84      .90*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .66       .46       .80       .95      .97*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   39       102       102        50       25*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                                   0.65%

Scudder Contrarian Value Portfolio                            0.75%

Scudder Government Securities Portfolio                       0.55%

Scudder Growth Portfolio                                      0.60%

Scudder High Yield Portfolio                                  0.60%

Scudder International Research Portfolio                      0.75%

Scudder Investment Grade Bond Portfolio                       0.60%

Scudder Money Market Portfolio                                0.50%

Scudder Small Cap Growth Portfolio                            0.65%

Scudder Small Cap Value Portfolio                             0.75%

Scudder Strategic Income Portfolio                            0.65%

Scudder Total Return Portfolio                                0.55%

SVS Focus Value+Growth Portfolio                              0.75%
--------------------------------------------------------------------------------



By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2002:



Portfolio Name                                             Expense Rate
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                               0.95%

Scudder Contrarian Value Portfolio                        0.80%

Scudder Investment Grade Bond Portfolio                   0.80%

Scudder Small Cap Value Portfolio                         0.84%

Scudder Strategic Income Portfolio                        1.05%

SVS Focus Value+Growth Portfolio                          0.84%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for SVS Focus Value+Growth Portfolio

Effective May 1, 2001, Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2000, Jennison managed approximately $80.9 billion on behalf of its clients.

Zurich Scudder Investments, Inc. pays a fee to Jennison Associates LLC for acting as subadvisor to SVS Focus Value+Growth Portfolio at an annual rate based on the average combined daily net assets of the portfolio and Kemper Value+Growth Fund (another fund managed by Zurich Scudder Investments, Inc.). The fee is calculated as follows:



Average Combined Daily Net Assets                           Fee Rate
--------------------------------------------------------------------------------
$0-$100 million                                             0.450%

$100 million-$500 million                                   0.400%

$500 million-$1 billion                                     0.350%

$1 billion-$2 billion                                       0.300%

Over $2 billion                                             0.250%
--------------------------------------------------------------------------------



Subadvisor for Scudder International Research Portfolio and Scudder Strategic Income Portfolio

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Zurich Scudder Investments, Inc., is the subadvisor to Scudder International Research Portfolio and Scudder Strategic Income Portfolio with respect to the portfolios' foreign securities investments. Scudder Investments (U.K.) Limited has served as subadvisor for mutual funds since December 1996, and investment advisor for certain institutional accounts since August 1998. Zurich Scudder Investments, Inc. pays a fee to Scudder Investments (U.K.) Limited for acting as subadvisor to Scudder International Research Portfolio and Scudder Strategic Income Portfolio.

Your Investment in the Portfolios



The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily. All other portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II



formerly Kemper Variable Series



o  Scudder Government Securities Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Small Cap Value Portfolio

o  SVS Dreman High Return Equity Portfolio

















Prospectus

May 1, 2001





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                       Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                  17   Buying and Selling Shares

  6   Scudder Small Cap Growth Portfolio                       17   How the Portfolios Calculate Share Price

  9   Scudder Small Cap Value Portfolio                        18   Distributions

 12   SVS Dreman High Return Equity Portfolio                  18   Taxes

 15   Other Policies and Risks

 16   Investment Advisor

 16   Portfolio Subadvisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------


Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Small Cap Growth Portfolio

formerly Kemper Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------
       1995       1996       1997        1998       1999       2000
------------------------------------------------------------------------
      30.07      28.04       34.20      18.37      34.56      -10.71

2001 Total Return as of March 31: -28.66%
Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -25.36%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 5/2/94
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                    -10.71           19.57                19.65

Index 1                      -22.43            7.14                9.92*

Index 2                       -3.02           10.31               11.80*

Index 3                       -9.09           18.31               19.70*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1994

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Jesus A. Cabrera
Lead Portfolio Manager
  o Began investment career in 1984
  o Joined the advisor in 1999
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $2.654    $1.971     $1.969    $1.677    $1.346
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.009)(a) (.006)(a)       --      .004      .002
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.201)      .689       .342      .488      .369
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.210)      .683       .342      .492      .371
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --         --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.280)        --     (.340)    (.190)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.280)        --     (.340)    (.200)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $2.164    $2.654     $1.971    $1.969    $1.677
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (10.71)     34.56      18.37     34.20     28.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      301       264        208       137        69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.34)     (.30)      (.01)       .20       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 124       208        276       330       156
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Small Cap Value Portfolio

formerly Kemper Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

The portfolio normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Index (market values of $2 billion or less as of December 31, 2000).

The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers then assemble the portfolio's investments from among the qualifying stocks, using portfolio optimization software that combines information about the potential return and risks of each stock.

The managers diversify the portfolio's investments among many companies (typically over 200) across a broad range of industries, and expect to keep the portfolio's sector weightings similar to those of the overall small-cap market.

The portfolio normally will sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of total assets in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  value stocks may be out of favor for certain periods

o  foreign stocks may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------
       1997        1998       1999       2000
--------------------------------------------------
       21.73      -11.25      2.80       4.05

2001 Total Return as of March 31: -1.66%
Best Quarter: 16.49%, Q2 1997                   Worst Quarter: -22.47%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                                4.05                        3.56

Index                                   -3.02                       8.69*
--------------------------------------------------------------------------------

Index: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Robert D. Tymoczko                        Stephen Marsh
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
  o Began investment career in 1992         o Began investment career in 1980
  o Joined the advisor in 1997              o Joined the advisor in 1997
  o Joined the portfolio team in 2001       o Joined the portfolio team in 2001

James M. Eysenbach
  o Began investment career in 1984
  o Joined the advisor in 1991
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.085    $1.065    $1.227    $1.019    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .002(b)   .007(b)      .009      .012      .013
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .042      .023    (.141)      .206      .006
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .044      .030    (.132)      .218      .019
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.006)    (.010)        --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 --        --    (.030)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.006)    (.010)    (.030)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.123    $1.085    $1.065    $1.227    $1.019
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.05      2.80   (11.25)     21.73    1.86**
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        84        95       102        76        13
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .82       .84       .80       .84      .92*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .82       .83       .80       .84      .90*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .15       .69      1.15      1.18     2.23*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   36        72        43        22       61*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

SVS Dreman High Return Equity Portfolio

formerly KVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities. The portfolio focuses on stocks of large U.S. companies (those with a market value of $1 billion or more) that the portfolio manager believes are undervalued. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 2000, companies in which the portfolio invests had a median market capitalization of approximately $9.2 billion and an average market capitalization of $27.8 billion.

The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The manager may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

Other Investments

The portfolio may invest up to 20% of total assets in U.S. dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the U.S.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks, the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  value stocks may be out of favor for certain periods

o  derivatives could produce disproportionate losses

o  foreign stocks may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------
    1999       2000
------------------------
   -11.16      30.52

2001 Total Return as of March 31: -0.44%
Best Quarter: 16.94%, Q3 2000                   Worst Quarter: -12.29%, Q3 1999


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/4/98
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               30.52                       6.86

Index                                   -9.09                      8.04*
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1998

The Portfolio Manager

The portfolio manager is David N. Dreman, founder and chairman of Dreman Value Management L.L.C., the portfolio's subadvisor. Widely regarded as a leading proponent of value-style investment management, Mr. Dreman began his investment career in 1957 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

SVS Dreman High Return Equity Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                        2000      1999    1998(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $.896    $1.028    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                                                   .026(b)   .026(b)    .008
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                              .225    (.138)      .020
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                .251    (.112)      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                                         (.020)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                 (.050)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           (.070)    (.020)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $1.077     $.896    $1.028
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                               30.52   (11.16)    2.80**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           168       113        59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .85       .86     1.20*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .84       .86      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                       2.85      2.57     2.77*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       37        24        5*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio, for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                       0.55%

Scudder Small Cap Growth Portfolio                            0.65%

Scudder Small Cap Value Portfolio                             0.75%

SVS Dreman High Return Equity Portfolio                       0.75%
--------------------------------------------------------------------------------



By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2002:



Portfolio Name                                             Expense Rate
--------------------------------------------------------------------------------
Scudder Small Cap Value Portfolio                         0.84%

SVS Dreman High Return Equity Portfolio                   0.87%
--------------------------------------------------------------------------------



Portfolio Subadvisor

Subadvisor for SVS Dreman High Return Equity Portfolio

Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio and receives a fee for its services from Zurich Scudder Investments, Inc. Founded in 1977, Dreman Value Management L.L.C. manages over $7 billion in assets. Zurich Scudder Investments, Inc. pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to SVS Dreman High Return Equity Portfolio.

Your Investment in the Portfolios



The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

The portfolios intend to declare its net investment income as a dividend daily. All other portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II



formerly Kemper Variable Series



o  Scudder Government Securities Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Small Cap Value Portfolio









Prospectus

May 1, 2001




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                        Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                   18   Buying and Selling Shares

  6   Scudder Small Cap Growth Portfolio                        18   How the Portfolios Calculate Share Price

  9   Scudder Small Cap Value Portfolio                         19   Distributions

                                                                19   Taxes



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------


Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Small Cap Growth Portfolio

formerly Kemper Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------
       1995       1996       1997        1998       1999       2000
------------------------------------------------------------------------
      30.07      28.04       34.20      18.37      34.56      -10.71

2001 Total Return as of March 31: -28.66%
Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -25.36%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 5/2/94
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                    -10.71           19.57                19.65

Index 1                      -22.43            7.14                9.92*

Index 2                       -3.02           10.31               11.80*

Index 3                       -9.09           18.31               19.70*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1994

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Jesus A. Cabrera
Lead Portfolio Manager
  o Began investment career in 1984
  o Joined the advisor in 1999
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $2.654    $1.971     $1.969    $1.677    $1.346
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.009)(a) (.006)(a)       --      .004      .002
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.201)      .689       .342      .488      .369
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.210)      .683       .342      .492      .371
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --         --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.280)        --     (.340)    (.190)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.280)        --     (.340)    (.200)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $2.164    $2.654     $1.971    $1.969    $1.677
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (10.71)     34.56      18.37     34.20     28.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      301       264        208       137        69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.34)     (.30)      (.01)       .20       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 124       208        276       330       156
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Small Cap Value Portfolio

formerly Kemper Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

The portfolio normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Index (market values of $2 billion or less as of December 31, 2000).

The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers then assemble the portfolio's investments from among the qualifying stocks, using portfolio optimization software that combines information about the potential return and risks of each stock.

The managers diversify the portfolio's investments among many companies (typically over 200) across a broad range of industries, and expect to keep the portfolio's sector weightings similar to those of the overall small-cap market.

The portfolio normally will sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of total assets in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  value stocks may be out of favor for certain periods

o  foreign stocks may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------
       1997        1998       1999       2000
--------------------------------------------------
       21.73      -11.25      2.80       4.05

2001 Total Return as of March 31: -1.66%
Best Quarter: 16.49%, Q2 1997                   Worst Quarter: -22.47%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                                4.05                        3.56

Index                                   -3.02                       8.69*
--------------------------------------------------------------------------------

Index: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Robert D. Tymoczko                        Stephen Marsh
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
  o Began investment career in 1992         o Began investment career in 1980
  o Joined the advisor in 1997              o Joined the advisor in 1997
  o Joined the portfolio team in 2001       o Joined the portfolio team in 2001

James M. Eysenbach
  o Began investment career in 1984
  o Joined the advisor in 1991
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.085    $1.065    $1.227    $1.019    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .002(b)   .007(b)      .009      .012      .013
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .042      .023    (.141)      .206      .006
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .044      .030    (.132)      .218      .019
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.006)    (.010)        --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 --        --    (.030)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.006)    (.010)    (.030)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.123    $1.085    $1.065    $1.227    $1.019
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.05      2.80   (11.25)     21.73    1.86**
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        84        95       102        76        13
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .82       .84       .80       .84      .92*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .82       .83       .80       .84      .90*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .15       .69      1.15      1.18     2.23*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   36        72        43        22       61*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio that has been operating at least one year for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                       0.55%

Scudder Small Cap Growth Portfolio                            0.65%

Scudder Small Cap Value Portfolio                             0.75%
--------------------------------------------------------------------------------


By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2002:

Portfolio Name                                             Expense Rate
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio                       0.95%

Scudder Blue Chip Portfolio                               0.95%

Scudder Contrarian Value Portfolio                        0.80%

Scudder Global Blue Chip Portfolio                        1.56%

Scudder Investment Grade Bond Portfolio                   0.80%

Scudder New Europe Portfolio                              1.12%

Scudder Small Cap Value Portfolio                         0.84%

Scudder Strategic Income Portfolio                        1.05%

Scudder Technology Growth Portfolio                       0.95%

SVS Dreman Financial Services Portfolio                   0.99%

SVS Dreman High Return Equity Portfolio                   0.87%

SVS Dynamic Growth Portfolio                              1.30%

SVS Focused Large Cap Growth Portfolio                    1.15%

SVS Focus Value+Growth Portfolio                          0.84%

SVS Growth and Income Portfolio                           1.15%

SVS Growth Opportunities Portfolio                        1.15%

SVS Index 500 Portfolio                                   0.55%

SVS Mid Cap Growth Portfolio                              1.30%

SVS Strategic Equity Portfolio                            1.15%

SVS Venture Value Portfolio                               1.15%
--------------------------------------------------------------------------------

Effective June 1, 2000, Scudder Global Blue Chip Portfolio and Scudder New Europe Portfolio each pay the investment advisor a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:


Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
$0-$250 million                                             1.000%

$250 million-$750 million                                   0.950%

$750 million-$1.5 billion                                   0.900%

$1.5 billion-$3 billion                                     0.850%

Over $3 billion                                             0.800%
--------------------------------------------------------------------------------

Effective August 1, 2000, Scudder Index 500 Portfolio pays the investment advisor a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:


Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
$0-$200 million                                             0.440%

$200 million-$750 million                                   0.400%

$750 million-$2 billion                                     0.380%

$2 billion-$5 billion                                       0.365%

Over $5 billion                                             0.335%
--------------------------------------------------------------------------------

SVS Dynamic Growth Portfolio and SVS Mid Cap Growth Portfolio each pay the investment advisor a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:


Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
$0-$250 million                                             1.000%

$250 million-$500 million                                   0.975%

$500 million-$1 billion                                     0.950%

$1 billion-$2.5 billion                                     0.925%

Over $2.5 billion                                           0.900%
--------------------------------------------------------------------------------

SVS Strategic Equity Portfolio and SVS Venture Value Portfolio each pay the investment advisor a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:


Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
$0-$250 million                                             0.950%

$250 million-$500 million                                   0.925%

$500 million-$1 billion                                     0.900%

$1 billion-$2.5 billion                                     0.875%

Over $2.5 billion                                           0.850%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for SVS Focus Value+Growth Portfolio

Effective May 1, 2001, Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2000, Jennison managed approximately $80.9 billion on behalf of its clients.

Zurich Scudder Investments, Inc. pays a fee to Jennison Associates LLC for acting as subadvisor to SVS Focus Value+Growth Portfolio at an annual rate based on the average combined daily net assets of the portfolio and Kemper Value+Growth Fund (another fund managed by Zurich Scudder Investments, Inc.). The fee is calculated as follows:



Average Combined Daily Net Assets                           Fee Rate
--------------------------------------------------------------------------------
$0-$100 million                                             0.450%

$100 million-$500 million                                   0.400%

$500 million-$1 billion                                     0.350%

$1 billion-$2 billion                                       0.300%

Over $2 billion                                             0.250%
--------------------------------------------------------------------------------


Subadvisor for SVS Index 500 Portfolio

Effective May 1, 2001, Deutsche Asset Management, Inc., 130 Liberty Street, 17th Floor, New York, New York, is the subadvisor to SVS Index 500 Portfolio. Deutsche Asset Management, Inc., a Delaware corporation, is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

Zurich Scudder Investments, Inc. pays a fee to Deutsche Asset Management, Inc. for acting as subadvisor to SVS Index 500 Portfolio. The fee is calculated as follows:



Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
$0-$200 million                                             0.070%

$200 million-$750 million                                   0.030%

Over $750 million                                           0.010%
--------------------------------------------------------------------------------

Subadvisor for SVS Dynamic Growth Portfolio

Effective May 1, 2001, INVESCO, located at 7800 East Union Avenue, Denver, Colorado 80237, is the subadvisor to SVS Dynamic Growth Portfolio. INVESCO was founded in 1932 and manages, as of December 31, 2000, over $40.2 billion for more than 2,337,791 shareholder accounts of 45 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages, more than $402.6 billion in assets worldwide. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East.

Zurich Scudder Investments, Inc. pays a fee to INVESCO for acting as subadvisor to SVS Dynamic
Growth Portfolio. The fee is calculated as follows:

Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
$0-$100 million                                             0.550%

$100 million-$500 million                                   0.525%

$500 million-$1 billion                                     0.500%

Over $1 billion                                             0.470%
--------------------------------------------------------------------------------


Subadvisor for SVS Mid Cap Growth Portfolio

Effective May 1, 2001, Turner Investment Partners, Inc., One Westlakes, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Mid Cap Growth Portfolio. As of December 31, 2000, Turner Investment Partners, Inc. had approximately $10 billion in assets under management.

Zurich Scudder Investments, Inc. pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Mid Cap Growth Portfolio. The fee is calculated as follows:

Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
$0-$50 million                                              0.550%

$50 million-$500 million                                    0.525%

Over $500 million                                           0.500%
--------------------------------------------------------------------------------


Subadvisor for SVS Strategic Equity Portfolio

Effective May 1, 2001, Oak Associates, Ltd. is the subadvisor to SVS Strategic Equity Portfolio. Oak Associates, Ltd. has approximately $24 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

Zurich Scudder Investments, Inc. pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Strategic Equity Portfolio. The fee is calculated as follows:


Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
All amounts                                                 0.300%
--------------------------------------------------------------------------------

Subadvisor for SVS Venture Value Portfolio

Effective May 1, 2001, Davis Selected Advisers, L.P., 2949 E. Elmira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts.

Zurich Scudder Investments, Inc. pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Venture Value Portfolio. The fee is calculated as follows:


Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
$0-$100 million                                             0.500%

$100 million-$500 million                                   0.450%

Over $500 million                                           0.400%
--------------------------------------------------------------------------------


Subadvisor for SVS Focused Large Cap Growth Portfolio

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida, is the subadvisor to SVS Focused Large Cap Growth Portfolio. Eagle Asset Management, Inc. manages more than $5.5 billion in assets for institutional, high net worth individuals and subadvisory clients. Zurich Scudder Investments, Inc. pays a fee to Eagle Asset Management, Inc. for acting as subadvisor to SVS Focused Large Cap Growth Portfolio.

Subadvisor for SVS Growth And Income Portfolio and SVS Growth Opportunities Portfolio

Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado, is the subadvisor to SVS Growth And Income Portfolio and SVS Growth Opportunities Portfolio. As of December 31, 2000, Janus Capital Corporation managed approximately $248.8 billion in assets. They began serving as investment advisor to Janus Fund in 1970 and currently serve as investment advisor to all of the Janus Funds, act as subadvisor for a number of private-label mutual funds and provide separate account advisory services for institutional accounts. Zurich Scudder Investments, Inc. pays a fee to Janus Capital Corporation for acting as subadvisor to SVS Growth And Income Portfolio and SVS Growth Opportunities Portfolio.

Subadvisor for Scudder International Research Portfolio and Scudder Strategic Income Portfolio

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Zurich Scudder Investments, Inc., is the subadvisor to Scudder International Research Portfolio and Scudder Strategic Income Portfolio with respect to the portfolios' foreign securities investments. Scudder Investments (U.K.) Limited has served as subadvisor for mutual funds since December 1996, and investment advisor for certain institutional accounts since August 1998. Zurich Scudder Investments, Inc. pays a fee to Scudder Investments (U.K.) Limited for acting as subadvisor to Scudder International Research Portfolio and Scudder Strategic Income Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio

Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey, is the subadvisor to SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio and receives a fee for its services from Zurich Scudder Investments, Inc. Founded in 1977, Dreman Value Management L.L.C. manages over $7 billion in assets. Zurich Scudder Investments, Inc. pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily. All other portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II



formerly Kemper Variable Series



o Scudder Contrarian Value Portfolio                            o  Scudder Money Market Portfolio

o Scudder Government Securities Portfolio                       o  Scudder Small Cap Growth Portfolio

o Scudder Growth Portfolio                                      o  Scudder Small Cap Value Portfolio

o Scudder High Yield Portfolio                                  o  Scudder Technology Growth Portfolio

o Scudder International Research Portfolio                      o  Scudder Total Return Portfolio

o Scudder Investment Grade Bond Portfolio                       o  SVS Focus Value+Growth Portfolio




Prospectus

May 1, 2001




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolios Work                                                                  Your Investment in the Portfolios

  3   Scudder Contrarian Value                30   Scudder Technology Growth              42   Buying and Selling Shares
      Portfolio                                    Portfolio
                                                                                          42   How the Portfolios Calculate
  6   Scudder Government                      33   Scudder Total Return Portfolio              Share Price
      Securities Portfolio
                                              36   SVS Focus Value+Growth                 43   Distributions
  9   Scudder Growth Portfolio                     Portfolio
                                                                                          43   Taxes
 12   Scudder High Yield Portfolio            39   Other Policies and Risks

 15   Scudder International Research          40   Investment Advisor
      Portfolio
                                              41   Portfolio Subadvisors
 18   Scudder Investment Grade
      Bond Portfolio

 21   Scudder Money Market
      Portfolio

 24   Scudder Small Cap Growth
      Portfolio

 27   Scudder Small Cap Value
      Portfolio



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Contrarian Value Portfolio

formerly Kemper Contrarian Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies (those with market values of $1 billion or more) that the portfolio managers believe are undervalued. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 2000, companies in which the portfolio invests had a median market capitalization of approximately $12.9 billion.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  value stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------------------------------------
           1997            1998            1999             2000
--------------------------------------------------------------------------------
           30.38           19.26          -10.21           16.13

2001 Total Return as of March 31: -2.69%
Best Quarter: 15.90%, Q4 2000                   Worst Quarter: -13.74%, Q3 1999


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               16.13                       14.80

Index                                   -9.09                       18.05*
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                            Frederick L. Gaskin
Lead Portfolio Manager                      o Began investment career in 1986
  o Began investment career in 1971         o Joined the advisor in 1996
  o Joined the advisor in 1996              o Joined the portfolio team in 1997
  o Joined the portfolio team in 1997

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Contrarian Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.470    $1.757    $1.518    $1.174    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .030(b)   .037(b)      .026      .031      .015
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .140    (.194)      .263      .323      .159
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .170    (.157)      .289      .354      .174
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.040)    (.030)    (.010)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.260)    (.100)    (.040)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.300)    (.130)    (.050)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.340    $1.470    $1.757    $1.518    $1.174
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           16.13   (10.21)     19.26     30.38   17.36**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       219       237       264       162        21
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .80       .81       .78       .80      .92*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .80       .80       .78       .80      .90*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.55      2.14      2.02      2.38     2.42*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   56        88        57        46       57*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period of May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Government Securities Portfolio

formerly Kemper Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

The portfolio normally invests at least 65% of total assets in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the U.S. Treasury

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   15.22        5.92       6.48       -2.74      18.98       2.56       8.96        7.03       0.68       10.93

2001 Total Return as of March 31: 2.57%
Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992


Average Annual Total Returns (%) as of 12/31/2000

                            1 Year              5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio                    10.93                5.96                 7.22

Index                        11.26                6.95                 7.96
--------------------------------------------------------------------------------


Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o Began investment career in 1990
  o Began investment career in 1973        o Joined the advisor in 1998
  o Joined the advisor in 1996             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1996

Scott E. Dolan
  o Began investment career in 1989
  o Joined the advisor in 1989
  o Joined the portfolio team in 1998

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Government Securities Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.156    $1.208    $1.207    $1.207    $1.269
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .075(a)   .072(a)      .062      .084      .085
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .045    (.064)      .019      .016    (.057)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .120      .008      .081      .100      .028
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.080)    (.060)    (.080)    (.100)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.196    $1.156    $1.208    $1.207    $1.207
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.93       .68      7.03      8.96      2.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       152       146       123        87        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .60       .63       .65       .64       .66
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.60      6.13      6.27      7.12      7.09
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  173       150       142       179       325
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Growth Portfolio

formerly Kemper Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). As of December 31, 2000, companies in which the portfolio invests have a median market capitalization of approximately $50 billion.

In choosing stocks, the portfolio manager looks for individual companies that have strong product lines, effective management and leadership positions within core markets. The manager also analyzes each company's valuation, stock price movements and other factors.

Based on the above analysis, the manager classifies stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The manager intends to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the manager believes its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   59.46        3.58      14.62       -4.62      32.97      21.63       21.34      15.10      37.12      -19.06

2001 Total Return as of March 31: -21.27%
Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -19.06                13.52                16.37

Index 1                      -22.42                18.15                17.33

Index 2                       -9.09                18.31                17.45
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Valerie F. Malter
Lead Portfolio Manager
  o Began investment career in 1985
  o Joined the advisor in 1995
  o Joined the portfolio team in 1999


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $4.054    $2.957     $3.001    $3.371    $3.262
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.001)(a) (.001)(a)     .007      .012      .030
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.681)     1.098       .459      .448      .589
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.682)     1.097       .466      .460      .619
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --     (.010)    (.020)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.360)        --     (.500)    (.810)    (.470)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.360)        --     (.510)    (.830)    (.510)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $3.012    $4.054     $2.957    $3.001    $3.371
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (19.06)     37.12      15.10     21.34     21.63
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      583       738        629       563       487
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .65       .66        .66       .65       .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.03)     (.04)        .28       .42        94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  65        87        109       170       175
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder High Yield Portfolio

formerly Kemper High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

The portfolio normally invests at least 65% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 65% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   51.82       17.75      19.99       -2.24      17.40      14.06       11.61       1.45       2.15       -8.68

2001 Total Return as of March 31: 4.75%
Best Quarter: 26.74%, Q1 1991                   Worst Quarter: -6.66%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                    -8.68                 3.80                11.49

Index 1                       2.86                 7.42                13.81

Index 2                       6.32                 N/A*                 N/A*
--------------------------------------------------------------------------------

Index 1: Salomon Brothers Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: The DLJ High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield market. The index includes $302 billion in tradable securities.

* The index was not in existence at this time.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Harry E. Resis, Jr.                       Daniel J. Doyle
Lead Portfolio Manager                     o Began investment career in 1984
  o Began investment career in 1968        o Joined the advisor in 1986
  o Joined the advisor in 1988             o Joined the portfolio team in 1999
  o Joined the portfolio team in 1992

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder High Yield Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.146    $1.227    $1.296    $1.281    $1.259
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .114(a)   .122(a)      .106      .116      .120
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.204)    (.093)    (.085)      .019      .042
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.090)      .029      .021      .135      .162
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.140)    (.110)    (.090)    (.120)    (.140)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $.916    $1.146    $1.227    $1.296    $1.281
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (8.68)      2.15      1.45     11.61     14.06
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       309       396       442       391       289
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .68       .67       .65       .65       .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  11.23     10.40      9.36      9.20      9.70
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   54        42        74        90        98
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder International Research Portfolio

formerly Kemper International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

The portfolio normally invests at least 65% of total assets in common stocks of large foreign companies (stocks that are listed on foreign exchanges and are issued by foreign-based companies that have a market capitalization of $1 billion or more). The portfolio expects that its regional investment allocations will remain roughly similar to that of the Morgan Stanley Capital International Europe, Austral-Asia, Far East plus Emerging Markets Free Index (MSCI EAFE + EMF Index). As of the date of this prospectus, most of the issuers included in this index are located in developed markets.

The portfolio invests in securities based on the top research recommendations of the investment advisor's industry research analysts and other investment specialists. The portfolio managers use bottom-up research to identify stocks, looking for individual companies that have strong balance sheets and effective management, among other factors. These may be companies that appear to offer the potential for sustainable above-average growth of earnings or revenues as well as companies whose stock prices appear low in light of other measures of worth, such as price-to-earnings ratios.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 35% of total assets in investment-grade debt securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------
   1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------
  32.79       -3.59      12.83      16.49       9.46       10.02      45.71      -20.49

2001 Total Return as of March 31: -17.01%
Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 1/6/92
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                  -20.49           10.20                 9.89

Index 1                    -14.70            7.13                 7.82*

Index 2                      3.39            2.54                 7.56*
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Index 2: MSCI EAFE + EMF Index, a generally accepted benchmark for performance of major overseas markets, plus emerging markets.**

*  Since 12/31/1991

** The portfolio seeks long-term capital appreciation though investment mainly in common stocks of large foreign companies. In light of this, the portfolio's investment advisor believes that is more appropriate to measure the portfolio's performance against the MSCI EAFE + EMF Index than against the EAFE Index.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Elizabeth J. Allan                        Andreas Waldburg-Wolfegg
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
  o Began investment career in 1982          o Began investment career in 1993
  o Joined the advisor in 1987               o Joined the advisor in 1997
  o Joined the fund team in 2001             o Joined the fund team in 2001

Terrence Gray
Co-Lead Portfolio Manager
  o Began investment career in 1993
  o Joined the advisor in 1993
  o Joined the fund team in 2001


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

Scudder International Research Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2000      1999      1998      1997     1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $2.145    $1.700    $1.615    $1.564    $1.371
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                              .008(a)   .007(a)      .017      .011      .011
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions         (.390)      .673      .148      .130      .212
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (.382)      .680      .165      .141      .223
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                          --    (.020)    (.020)    (.020)    (.020)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                              (.290)    (.215)    (.060)    (.070)    (.010)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.290)    (.235)    (.080)    (.090)    (.030)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.473    $2.145    $1.700    $1.615    $1.564
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (20.49)     45.71     10.02      9.46     16.49
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        179       252       213       200       163
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .84       .94       .93       .91       .96
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .84       .94       .93       .91       .96
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .47       .40       .96       .71       .89
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    87       136        90        79        87
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Investment Grade Bond Portfolio

formerly Kemper Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio manager uses independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The manager also considers valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

This portfolio normally invests at least 65% of total assets in bonds of the top four grades of credit quality. The portfolio could invest up to 35% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

---------------------------------------------------
        1997        1998       1999       2000
---------------------------------------------------
        9.04        7.93      -2.06       9.90

2001 Total Return as of March 31: 2.87%
Best Quarter: 3.87%, Q4 2000                    Worst Quarter: -1.23%, Q2 1999


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                                9.90                        6.00

Index                                   11.85                        7.40*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*  Since 4/30/1996

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Robert S. Cessine
Lead Portfolio Manager
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1996

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Investment Grade Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.100    $1.165    $1.118    $1.036    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .069(b)   .060(b)      .032      .066      .031
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .036    (.085)      .055      .026      .005
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .105    (.025)      .087      .092      .036
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.060)    (.030)    (.030)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 --    (.010)    (.010)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.060)    (.040)    (.040)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.145    $1.100    $1.165    $1.118    $1.036
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            9.90    (2.06)      7.93      9.04    3.57**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        78        71        52        16         2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .68       .65       .67       .80      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .67       .65       .67       .80      .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   6.36      5.42      5.50      6.23     4.93*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  311       131       130       311       75*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Money Market Portfolio

formerly Kemper Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in obligations of U.S. banks and domestic branches of foreign banks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
    5.90        3.43       2.85       3.95        5.66       5.03       5.25        5.15       4.84       6.10

2001 Total Return as of March 31: 1.36%
Best Quarter: 1.73%, Q1 1991                    Worst Quarter: 0.69%, Q2 1993


Average Annual Total Returns (%) as of 12/31/2000

                     1 Year        5 Years        10 Years
---------------------------------------------------------------
Portfolio             6.10           5.27           4.81
---------------------------------------------------------------

7-day yield as of December 31, 2000: 6.14%

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Frank Rachwalski, Jr.                     Jerri I. Cohen
Lead Portfolio Manager                     o Began investment career in 1981
  o Began investment career in 1973        o Joined the advisor in 1992
  o Joined the advisor in 1973             o Joined the portfolio team in 1998
  o Joined the portfolio team in 1984

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

Net investment income                                                       .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .059      .050      .050      .050      .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.059)    (.050)    (.050)    (.050)    (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.000    $1.000    $1.000    $1.000    $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.10      4.84      5.15      5.25      5.03
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       279       231       152       100        71
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .58       .54       .54       .55       .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   5.94      4.77      5.02      5.14      4.90
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

formerly Kemper Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

The portfolio normally invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------
       1995       1996       1997        1998       1999       2000
------------------------------------------------------------------------
      30.07      28.04       34.20      18.37      34.56      -10.71

2001 Total Return as of March 31: -28.66%
Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -25.36%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                               Since 5/2/94
                             1 Year         5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                    -10.71           19.57                19.65

Index 1                      -22.43            7.14                 9.92*

Index 2                       -3.02           10.31                11.80*

Index 3                       -9.09           18.31                19.70*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 4/30/1994

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Jesus A. Cabrera
Lead Portfolio Manager
  o Began investment career in 1984
  o Joined the advisor in 1999
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2000      1999       1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $2.654    $1.971     $1.969    $1.677    $1.346
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                            (.009)(a) (.006)(a)       --      .004      .002
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.201)      .689       .342      .488      .369
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.210)      .683       .342      .492      .371
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                        --        --         --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.280)        --     (.340)    (.190)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.280)        --     (.340)    (.200)    (.040)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $2.164    $2.654     $1.971    $1.969    $1.677
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (10.71)     34.56      18.37     34.20     28.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      301       264        208       137        69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .72       .71        .70       .71       .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (.34)     (.30)      (.01)       .20       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 124       208        276       330       156
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

Scudder Small Cap Value Portfolio

formerly Kemper Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

The portfolio normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Index (market values of $2 billion or less as of December 31, 2000).

The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers then assemble the portfolio's investments from among the qualifying stocks, using portfolio optimization software that combines information about the potential return and risks of each stock.

The managers diversify the portfolio's investments among many companies (typically over 200) across a broad range of industries, and expect to keep the portfolio's sector weightings similar to those of the overall small-cap market.

The portfolio normally will sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of total assets in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  value stocks may be out of favor for certain periods

o  foreign stocks may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------
       1997        1998       1999       2000
--------------------------------------------------
       21.73      -11.25      2.80       4.05

2001 Total Return as of March 31: -1.66%
Best Quarter: 16.49%, Q2 1997                   Worst Quarter: -22.47%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                                4.05                        3.56

Index                                   -3.02                        8.69*
--------------------------------------------------------------------------------

Index: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Robert D. Tymoczko                        Stephen Marsh
Co-Lead Portfolio Manager                 Co-Lead Portfolio Manager
  o Began investment career in 1992         o Began investment career in 1980
  o Joined the advisor in 1997              o Joined the advisor in 1997
  o Joined the portfolio team in 2001       o Joined the portfolio team in 2001

James M. Eysenbach
  o Began investment career in 1984
  o Joined the advisor in 1991
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.085    $1.065    $1.227    $1.019    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .002(b)   .007(b)      .009      .012      .013
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions          .042      .023    (.141)      .206      .006
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .044      .030    (.132)      .218      .019
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.006)    (.010)        --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                 --        --    (.030)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.006)    (.010)    (.030)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.123    $1.085    $1.065    $1.227    $1.019
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.05      2.80   (11.25)     21.73    1.86**
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        84        95       102        76        13
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .82       .84       .80       .84      .92*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .82       .83       .80       .84      .90*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .15       .69      1.15      1.18     2.23*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   36        72        43        22       61*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Technology Growth Portfolio

formerly Kemper Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio normally invests at least 65% of total assets in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows the returns for the portfolio's first complete calendar year. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31/2000

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

----------------
       2000
----------------
      -21.57

2001 Total Return as of March 31: -27.70%
Best Quarter: 20.18%, Q1 2000                   Worst Quarter: -32.73%, Q4 2000


Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/99
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                              -21.57                       22.15

Index 1                                -35.35                       19.15*

Index 2                                -22.42                       -1.81*
--------------------------------------------------------------------------------

Index 1: Hambrecht & Quist Technology Index, a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

*  Since 4/30/1999

In the table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Robert L. Horton                          Blair Treisman
Lead Portfolio Manager                     o Began investment career in 1993
  o Began investment career in 1993        o Joined the advisor in 1999
  o Joined the advisor in 1993             o Joined the portfolio team in 2000
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Technology Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                                2000    1999(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                    $1.777    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss) (b)                                                                          .004      .005
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                      (.384)      .772
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                        (.380)      .777
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net realized gains on investment transactions                                                           (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                          $1.387    $1.777
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                       (21.57)   77.70**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                     270        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                            .82     1.19*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                             .82      .94*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                  .21      .60*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                107       34*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Scudder Total Return Portfolio

formerly Kemper Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  growth stocks may be out of favor for certain periods

o  a bond could decline in credit quality or go into default

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1991        1992       1993       1994        1995       1996       1997        1998       1999       2000
-------------------------------------------------------------------------------------------------------------------
   37.88        1.69      12.11       -9.49      25.97      16.76       19.96      15.14      14.81       -2.63

2001 Total Return as of March 31: -6.25%
Best Quarter: 14.92%, Q1 1991                   Worst Quarter: -6.91%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                     -2.63                12.51                12.45

Index 1                       -9.09                18.31                17.45

Index 2                       11.85                 6.24                 8.00

Index 3                      -22.42                18.15                17.33
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Gary A. Langbaum                           Tracy McCormick
Lead Portfolio Manager                      o Began investment career in 1980
  o Began investment career in 1970         o Joined the advisor in 1994
  o Joined the advisor in 1988              o Joined the portfolio team in 1998
  o Joined the portfolio team in 1995

Robert S. Cessine
  o Began investment career in 1982
  o Joined the advisor in 1993
  o Joined the portfolio team in 1999

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Total Return Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $2.882    $2.735    $2.822    $2.815    $2.579
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .074(a)   .084(a)      .086      .090      .084
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.140)      .303      .317      .377      .322
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.066)      .387      .403      .467      .406
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.090)    (.090)    (.090)    (.090)    (.090)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.135)    (.150)    (.400)    (.370)    (.080)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.225)    (.240)    (.490)    (.460)    (.170)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $2.591    $2.882    $2.735    $2.822    $2.815
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (2.63)     14.81     15.14     19.96     16.76
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       851       952       865       787       697
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .61       .61       .60       .60       .59
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.75      3.12      3.33      3.32      3.21
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  107        80        81       122        90
---------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

SVS Focus Value+Growth Portfolio

formerly Kemper Value+Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks. A secondary objective of the fund is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

The portfolio normally invests at least 65% of total assets in U.S. common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified portfolio, factors affecting that company could affect portfolio performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o  foreign securities may be more volatile than their U.S.
   counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals who want to gain exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-----------------------------------------------
    1997        1998       1999       2000
-----------------------------------------------
    25.47      20.17      16.52       -3.90

2001 Total Return as of March 31: -9.48%
Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -14.36%, Q3 1998

Average Annual Total Returns (%) as of 12/31/2000

                                                                Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               -3.90                       15.21

Index 1                                 -9.09                       18.05*

Index 2                                 -7.79                       17.83*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*  Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the value portion of the portfolio:

Lois Roman                                 Jonathan Lee
Lead Portfolio Manager                       o Began investment career in 1985
  o Began investment career in 1988          o Joined the advisor in 1991
  o Joined the advisor in 1994               o Joined the portfolio team in 2001
  o Joined the portfolio team in 2001

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:

Spiros Segalas                             Kathleen McCarragher
  o Began investment career in 1960          o Began investment career in 1982
  o Joined the subadvisor in 1969            o Joined the subadvisor in 1998
  o Joined the portfolio team in 2001        o Joined the portfolio team in 2001

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

SVS Focus Value+Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2000      1999      1998      1997    1996(a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.896    $1.671    $1.425    $1.146    $1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                                             .012(b)   .008(b)      .008      .012      .008
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.073)      .262      .278      .277      .138
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.061)      .270      .286      .289      .146
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                                     (.010)    (.010)        --    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.170)    (.035)    (.040)        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.180)    (.045)    (.040)    (.010)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.655    $1.896    $1.671    $1.425    $1.146
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (3.90)     16.52     20.17     25.47   14.60**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       153       172       152        69        10
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .81       .83       .78       .84     1.01*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .81       .82       .78       .84      .90*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .66       .46       .80       .95      .97*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   39       102       102        50       25*
---------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series II could change a portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:



Portfolio Name                                               Fee Paid
--------------------------------------------------------------------------------
Scudder Contrarian Value Portfolio                            0.75%

Scudder Government Securities Portfolio                       0.55%

Scudder Growth Portfolio                                      0.60%

Scudder High Yield Portfolio                                  0.60%

Scudder International Research Portfolio                      0.75%

Scudder Investment Grade Bond Portfolio                       0.60%

Scudder Money Market Portfolio                                0.50%

Scudder Small Cap Growth Portfolio                            0.65%

Scudder Small Cap Value Portfolio                             0.75%

Scudder Technology Growth Portfolio                           0.75%

Scudder Total Return Portfolio                                0.55%

SVS Focus Value+Growth Portfolio                              0.75%
--------------------------------------------------------------------------------


By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2002:

Portfolio Name                                            Expense Rate
--------------------------------------------------------------------------------
Scudder Contrarian Value Portfolio                        0.80%

Scudder Small Cap Value Portfolio                         0.84%

Scudder Technology Growth Portfolio                       0.95%

SVS Focus Value+Growth Portfolio                          0.84%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for SVS Focus Value+Growth Portfolio

Effective May 1, 2001, Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2000, Jennison managed approximately $80.9 billion on behalf of its clients.

Zurich Scudder Investments, Inc. pays a fee to Jennison Associates LLC for acting as subadvisor to SVS Focus Value+Growth Portfolio at an annual rate based on the average combined daily net assets of the portfolio and Kemper Value+Growth Fund (another fund managed by Zurich Scudder Investments, Inc.). The fee is calculated as follows:


Average Combined Daily Net Assets                           Fee Rate
--------------------------------------------------------------------------------
$0-$100 million                                             0.450%

$100 million-$500 million                                   0.400%

$500 million-$1 billion                                     0.350%

$1 billion-$2 billion                                       0.300%

Over $2 billion                                             0.250%
--------------------------------------------------------------------------------


Subadvisor for Scudder International Research Portfolio

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Zurich Scudder Investments, Inc., is the subadvisor to Scudder International Research Portfolio with respect to the portfolios' foreign securities investments. Scudder Investments (U.K.) Limited has served as subadvisor for mutual funds since December 1996, and investment advisor for certain institutional accounts since August 1998. Zurich Scudder Investments, Inc. pays a fee to Scudder Investments (U.K.) Limited for acting as subadvisor to Scudder International Research Portfolio.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio in this prospectus, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                      ------------------------------------- = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily. All other portfolios intend to declare and distribute dividends from their net investment income, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at 1-800-778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
1-800-778-1482                               1-202-942-8090
                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------